UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2020

Date of reporting period: January 31, 2020

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

ANNUAL REPORT

HANCOCK HORIZON FAMILY OF FUNDS

JANUARY 31, 2020

Burkenroad Small Cap Fund

Diversified Income Fund

Diversified International Fund

Dynamic Asset Allocation Fund

International Small Cap Fund

Louisiana Tax-Free Income Fund

Microcap Fund

Mississippi Tax-Free Income Fund

Quantitative Long/Short Fund

The Advisors’ Inner Circle Fund II

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-800-990-2434.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-990-2434. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Hancock Horizon Funds if you invest directly with the Funds.

Hancock Horizon Family of Funds	January 31, 2020

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

What a year! After a disappointing 2018 where nearly all asset classes finished the year in negative territory, 2019 saw markets come roaring back. The over 30% return achieved in U.S. large cap stocks in 2019 was significantly boosted by the deep hole the stock market began the year in and rebounded from. Taken together the roughly 12% compound annual return over 2018-2019 is still well above average and in our view qualifies as strong 2-year performance. Large Cap Growth was the winner of the horse race again in 2019, outpacing Large Cap Core and Large Cap Value by substantial margins, extending the lead gained in recent years. Also continuing recent trends, Large Cap Core returns significantly exceeded those of Mid Cap and Small Cap stocks, constituting one of the more anomalous characteristics of the last decade, in which small company risk was not rewarded with superior performance. We hope strong equity returns continue in 2020.

Fee Reductions and Class C closures

On June 1, 2019 we announced expense reductions on several funds and the closure of all of our C share classes. A summary of the management fee reductions are below.

Management Fee Changes	New Management Fee %	Previous Management Fee %	Basis Point Change	% Change
Hancock Horizon Burkenroad Small Cap Fund	0.79	0.93	-0.14	-15%
Hancock Horizon Diversified International Fund	0.80	0.94	-0.14	-15%
Hancock Horizon International Small Cap Fund	0.80	1.10	-0.30	-27%
Hancock Horizon Microcap Fund	0.80	1.00	-0.20	-20%

Four Star Fund

As of January 31, 2020 the Hancock Horizon Quantitative Long/Short Fund received an overall 4-star rating from

Morningstar. The Fund’s rating was achieved relative to 193 long-short equity funds in this category.

Fund Manager Updates

In the May 31, 2019 prospectus update we announced that Nathan Grant, CFA would be added as a fund manager to the Hancock Horizon Diversified Income Fund, and Bryan McCaulley, CFA would be added as a fund manager to the Hancock Horizon Dynamic Asset Allocation Fund. Nathan Grant joined Horizon Advisers in 2009 and has over 20 years of experience in analyzing, trading, and investing across a wide variety of fixed income asset classes. He is also the co-manager of the Hancock Horizon Louisiana and Mississippi Tax-Free Funds. Bryan joined Horizon Advisers in 2010 and is the sector analyst for Communication Services. He also develops and implements strategies for individual and institutional portfolios using quantitative statistical analysis and has experience in performance analytics, database management, and proxy voting. As of January 2020, Anthony Slovick is no longer employed by Horizon Advisers and was removed as a fund manager from the Hancock Horizon Microcap Fund.

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

David Lundgren, CFA

Chief Investment Officer

January 31, 2020

Disclosures

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Mutual fund investing involves risk including loss of principal.

Smaller companies typically exhibit higher volatility. Products of companies in which Funds invest may be subject to severe competition and rapid obsolescence.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Whitney Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Whitney Bank or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

About Morningstar

© 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. As of 1/31/2020, the Hancock Horizon Quantitative Long/Short Fund received an overall Morningstar Rating of 4 stars for the Institutional and Investor Classes and was rated against 193 Long-Short Equity Funds over a three year period, 144 over a five-year period, and 40 over a 10 year period and received 3, 3 and 5 stars for the Institutional Class and 3, 3 and 4 stars for the Investor Class.

Economic Overview and Investment Outlook

2019 — The Year in Review

KEY	THEMES — 2019

•	Trade negotiations were likely the biggest issue confronting markets and global growth in 2019. Progress has been made but questions still loom.

•	Modest economic growth in the U.S. continued. 2019 marks the end of a recession free decade. Although 2019 growth was subdued, the end of 2019 marked the end of a recession free decade.

Current expansion is the longest on record
having	10	Consecutive years,
grown for		since 2009

•

It was an excellent year for U.S. stocks as many market indices reached all-time highs. In fact, many asset classes produced double digit returns marking one of the best overall years in decades following one of the worst, 2018.

•	Weak global growth prompted the Fed to ease three times during the year. After the last cut in October, the Fed indicated it was likely on hold for the foreseeable future.

•	The 10 year U.S. Treasury yield dropped below 1.5% in late August for the first time in three years. Rates climbed during the 4th quarter and the 10 year finished the year near 1.9%.

Concerns over trade negotiations

have led to a significant surge in imports

from other countries.

Year over Year Change in Imports to the U.S. (November, 2019)

China	-13.70%	India	+6.20%
Japan	+1.70%	Taiwan	+18.80%
South Korea	+4.70%	Vietnam	+31.70%

Source: Strategas

After a difficult 2018 for most all asset classes, better clarity on many fronts provided a much welcomed rally.
NAME	2018	2019
S&P 500 TR USD	-4.38	31.49
MSCI All Country World Index (ACWI) NR USD	-9.41	26.60
S&P MidCap 400 TR	-11.08	26.20
MSCI US REIT GR USD	-4.57	25.84
DJ Industrial Average TR USD	-3.48	25.34
S&P SmallCap 600 TR USD	-8.48	22.78
MSCI Europe, Australasia and Far East (EAFE) NR USD	-13.79	22.01
MSCI Emerging Markets (EM) NR USD	-14.57	18.42
MSCI Frontier Markets NR USD	-16.41	17.99
JPM EMBI Global Diversified TR USD	-4.26	15.04
BBgBarc US Corporate High Yield TR USD	-2.08	14.32
Alerian MLP Infrastructure TR USD	-11.94	6.68
BBgBarc US Agg Interm TR USD	0.92	6.67
BBgBarc Municipal 1-10Y Blend 1-12Y TR	1.64	5.63
World Government Bond Index (WGBI)	-1.82	5.32

January 31, 2020

2020 Outlook at a glance

2020 OUTLOOK — KEY TAKEAWAYS

•

Trade is the most binary theme for 2020. Simply, if the U.S.-China Phase One trade deal holds and delivers stronger global growth, interest rates and stocks prices will likely rise, if not, they will likely fall.

•

The most significant event for 2020 is the U.S. Presidential election cycle in November, which also includes the House of Representatives and a third of the Senate. As the picture becomes clearer on who the Democratic nominee will be, the candidate’s policies on taxes and business regulation will likely shape markets as perceptions develop on the potential election outcome.

•

A December, 2019 victory by Prime Minister Boris Johnson’s Tory Party should allow for anorderly British exit (BREXIT) from the European Union(EU) later in 2020. If negotiations go well with the EU, limited disruptions should occur, but it is a situation we continue to monitor.

•

Conflict in the Middle East is a normal condition in recent decades and markets have generally incorporated associated risk premiums in asset prices. The U.S. has become practically energy independent in recent years and is less impacted from turbulence in the oil markets. However, our allies in Europe and Asia remain dependent on oil from the region as a foundation of their energy grids and further escalation of conflict in the region could lead to market and / or economic issues.

•

In equity markets, investors hoping for a repeat of 2019 in 2020 will likely be disappointed. The potential for a solid year for equity results however is quite possible as domestically, analysts expect a rebound in 2020 earnings compared to the lackluster earnings growth experienced in 2019. Bid up valuations particularly for U.S. large cap stocks combined with potential rising volatility from geopolitical events and the upcoming U.S. elections will likely temper potential returns for the full year.

•

Our base case outlook for 2020 is that U.S. growth slows from 2.0-2.5% trends in Real GDP in 2019 to 1.5-2.0% trends this year with growth likely to slow further in the first half of 2020, toward the middle/bottom of the projected range, and firm up some in the second half toward the top of the range around 2.0%.

•

After a very active 2019 the Fed appears ready to keep interest rate policy stable through the presidential election. Moderate Fed balance sheet expansion (QE light) will likely continue mitigating deficit driven Treasury debt growth.

•

The U.S. Treasury 10-year yield will likely be range bound 1.75% to 2.25% through year end. $1 trillion+ federal budget deficits will require more U.S. Treasury debt issuance leading to an upward bias in longer term interest rates. The yield curve will continue to steepen modestly.

•	Inflation as well as inflation expectations continue to remain well below the Fed’s 2% target. In 2020 inflation will likely remain low with a possible occasional blip above the 2% target.

Economic Overview and Investment Outlook (continued)

Slow Growth in the U.S. is expected to continue

1.5 - 2.0%

Expected 2020 Real GDP

The Fed is likely to keep Fed Funds Rate Unchanged

1.50 - 1.75%

(Reflects Fed target range)

Expected to keep rates stable for 2020

U.S. Core Inflation

<2.0%

Should remain below Fed target of 2%

2019 — The Year in Review

BACKDROP ENTERING 2020

Central to a cogent 2020 outlook is an understanding of the evolution of the macroeconomic environment that has undergone financial deregulation, technological innovation, globalization and secular disinflation in recent decades. Some features of the current economic landscape are unprecedented in our history and others are continuing aspects of the disinflationary era that has persisted since the 1980s. Whether any of these patterns point to rising recession risks in 2020 is a primary standard of assessment, and whether any point to a bias in market direction is equally important.

AFTER	A ROUGH 2018, STOCKS SOAR IN 2019

The 31% plus return achieved in U.S. large cap stocks in 2019 was significantly boosted by the deep hole the stock market began the year in and rebounded from. Taken together the roughly 12% compound annual return over 2018-2019 is still well above average and qualifies as strong 2-year performance. Large Cap Growth was the winner of the horse race again in 2019, outpacing Large Cap Core and Large Cap Value by substantial margins, extending the lead gained in recent years. Also continuing recent trends, Large Cap Core returns significantly exceeded those of Mid Cap and Small Cap stocks, constituting one of the more anomalous characteristics of the last decade, in which small company risk was not rewarded with superior performance.

The nasty equity market correction in 4Q18, -19% peak to trough for the S&P 500, reflected the convergence of a laundry list of worries and uncertainties, including government shutdowns, rising short-term interest rates, quantitative tightening, signs that an increasingly serious trade war with China was beginning to suppress global growth, and the frustratingly chaotic movement toward a disorderly BREXIT in the U.K. Realization that strong earnings growth driven by corporate tax reform was likely peaking and that comparisons in 2019 would be difficult contributed to a sense of uneasiness. As fortune would have it, most of those

January 31, 2020

concerns were ameliorated in 2019. The Fed signaled pause early in the year and eased by July, lawmakers did their jobs in brief windows of fiscal clarity; and after many rounds of difficult negotiations, tariff escalations and threats of more to come, the U.S and China agreed to a hard won tariff truce. Stunningly, Britain has broken through the BREXIT impasse and appears set for a relatively orderly divorce from the European Union later this year. Importantly, while earnings growth contracted modestly in 2019, as feared, the markets took it in stride and projections for 2020 are more constructive for modest growth.

POST-INFLATIONMACROECONOMIC CYCLES INCLUDE LONG CYCLES, SLOW GROWTH, LOW INFLATION AND VIOLENT MARKET CORRECTIONS

Ten and a half years have passed since the Great Recession of 2008 bottomed in June 2009. Prior to the onset of secular disinflation in the 1980s recessions generally occurred in 4-5 year intervals, typically the result of a Fed-induced credit crunch designed to create excess capacity and reduce inflationary pressures. Low inflation was the dominant feature in the roughly 9-year economic cycles of 1981-89 and 1991-2000. It’s arguable that the severe recession and 20% interest rates engineered by the Volcker Fed in 1980-81 broke OPEC by 1984, which busted the oil patch in Texas /Louisiana by 1985, and all the banks which serviced it, and ultimately led to the collapse of the S&L industry by 1989. The faltering economy was derailed by a spike in oil prices and interest rates in the Fall of 1990 associated with the short-lived Gulf War in early 1991, resulting in a mild recession. The amazing internet-crazed cycle followed, with strong growth, accelerating productivity and decelerating inflation for nearly a decade. Fed policy was aggressively accommodative late in the cycle in response to the Asian Financial Crisis, the collapse of the Long-Term Capital hedge fund and fear of technological paralysis in the financial system related to Y2K. Ultimately, irrational valuations were disturbed by a series of high-profile scams from Enron, WorldCom and others that spawned skepticism toward valuation metrics of companies with high valuations and microscopic and/or mythical earnings, leading to a market crash, massive wealth destruction and a significant recession in 2001. Ironically, it was the housing sector that provided stability in the early 2000s and helped lift the economy into recovery. Interest rates reached post-war lows and conventional wisdom is that the Fed stayed too low for too long with easy money policy and helped inflate the housing bubble that burst so catastrophically in 2008. Regulatory complacency toward unscrupulous mortgage origination and excessive leverage at the heart of the financial system were the backdrop to a 25-year descent in interest rates and a yield-starved market that welcomed securitized sub-prime mortgages into portfolios. Most agree that without TARP and aggressive QE early in the collapse the U.S. most likely would have slid into a devastating depression by 2009. Bank capital was decimated by the collapse of collateral value and the current cycle has been characterized by its slow rebuild and deleveraging in the household sector.

The common threads of economic downturns in the disinflationary era include cyclical peaks fueled by aggressively accommodative Fed policy and excessively valued financial assets encumbered by

Economic Overview and Investment Outlook (continued)

debt and impaired by price shocks. Insufficiently capitalized financial intermediaries have been prevalent throughout the post-inflation era and were directly implicated in economic corrections in the late 1980s and the collapse in 2008. As globalization accelerated in the 1990s and beyond, massive excess capacity was introduced to global manufacturing production and restrained goods price inflation, which had the effect of channeling excess liquidity into financial assets instead of goods prices.

It’s especially notable that the two most recent recessions were precipitated by severe equity market corrections, in low inflation environments, -48% in 2000-02 and -57% in 2007-09; in terms of the S&P 500 Index. The former economic cycle went into contraction after roughly ten years of expansion and the latter after seven years as the otherwise healthy economy collapsed under the weight of the housing market bust.

Most of the common thread elements of past macroeconomic cycle peaks are present today to varying degrees, none currently flashing high recession risk signals; and the banking system is distinctly improved, well capitalized and relatively stable. The Fed has been commendably determined to normalize monetary policy and return short-term interest rates to neutral, thereby restoring some dynamism to the U.S. economy. Persistently low inflation has provided the Fed flexibility to manage short-term interest rates in a manner that keeps the Dollar in sync with global conditions and slowing growth resulting from trade frictions in the last two years. Excess capacity in the labor and goods markets have kept the macroeconomic temperature closer to medium rare than well done, if the grilling analogy can be tolerated, pointing to a low probability the Fed will be motivated to tighten monetary policy in the coming year.

January 31, 2020

WEAKGLOBAL GROWTH FORCED THE FED’S HAND IN 2019

In 4Q18 markets began to fret about the simultaneous steady rise in short-term interest rates, engineered by the Fed, and the reversal of quantitative easing by portfolio run-off. From October 2017 through June 2019 the Fed shrunk its balance sheet by roughly $750 billion, by not reinvesting maturities of bonds in its asset portfolio. The asset shrinkage became known as quantitative tightening and the financial press referred to the combination with rising interest rates as “double-barreled tightening”. The case that the Fed had actually engineered tight money

Economic Overview and Investment Outlook (continued)

was thin but the turbulence in global equity markets persuaded the Fed to signal pause and move monetary policy to the sidelines and out of the maelstrom that was driving global market volatility.

Global growth concerns led the Fed to cut interest rates

3 TIMES IN 2019

All indications point to the Fed

holding rates steady in the near term.

Source: Bloomberg

By Spring, evidence began to accumulate that global growth was slowing and long-term interest rates began to fall. U.S. Treasury 10-yr yields followed European interest rates lower as expectations spread that the European Central Bank would likely resume quantitative easing and push long rates there more negative. Falling 10-yr yields in the U.S., while short-term interest rates remained elevated, generated a flurry of press coverage about inverted yield curves, which historically had been fairly reliable recession predictors at more pronounced inversions. U.S. economic growth began to decelerate in the Spring, along with generally slowing global growth, mostly a function of weak capital investment driven by uncertainty related to the nascent trade war. By July the Fed cut the Fed Funds rate 25 basis points, the first of three successive cuts through September, and the first cuts since September 2007. U.S. growth had slowed from the strong 3.2% peak pace achieved at the end of the 3rd quarter 2018 to 2.0% trends in 2019, roughly the average growth rate over the last decade, with weakness evident in the manufacturing sector from the strong Dollar and stagnant capital spending associated with the trade war; but otherwise a healthy, fairly well balanced and fully employed economy. The Fed conceded that the easing move was primarily a response to weak conditions in Europe, a departure from past practice that insisted policy focus was entirely domestic. Thus the Fed has introduced a new important marker, that monetary policy can be influenced by global conditions. This may well have been an unspoken policy criteria in the past but it is explicit now.

PROGRESS	ON TRADE BUT QUESTIONS REMAIN

Chinese reluctance to engage on U.S. demands for reformed trading policies relating to intellectual property protections, forced technology transfers and other structural impediments to competition in Chinese markets came into sharp focus when talks on a comprehensive trade agreement broke down in May 2019. President Trump expressed his displeasure by increasing tariffs to 25% on $250 billion of Chinese imports, mostly industrial goods that had 10% tariffs imposed in 2018.

It became increasingly clear over the Summer that China had no interest in yielding on the core complaints of unfair trading practices, which resulted in President Trump establishing additional tariffs of 15% on $110 billion of mostly consumer goods, initiated September 1; and additional 15% tariffs on another $160 billion of mostly consumer electronics (including iPhones) planned to start on December 15.

The Phase One agreement publicly endorsed on December 13 by Presidents Trump and Xi, but not yet formally signed nor details released, indefinitely postponed the planned December 15 tariff escalation and rolled back the September 1 tariffs from 15% to 7.5%. Prominent additional features reportedly include substantial Chinese purchases of U.S. agricultural products (largely soybeans and pork),

January 31, 2020

commitments to strengthen intellectual property protections in China, expanded U.S. financial industry presence in China and vague pledges to limit currency manipulation. In praising the agreement, President Trump asserted that negotiations would begin on a Phase Two deal “immediately”, however no Chinese spokesman has made reference to Phase Two talks.

Concerns over trade negotiations have led to a

significant surge in imports from other countries.

Year over Year Change in imports to the U.S. (November, 2019)

China	-13.70%	India	+6.20%
Japan	+1.70%	Taiwan	+18.80%
South Korea	+4.70%	Vietnam	+31.70%

Source: Strategas

Credible analysis in the financial press (Bloomberg Economics) assessed the impact of the Phase One agreement as relatively modest in terms of tangible impact on global growth, estimated at a 0.3% boost to sluggish trends around 3% for global Real GDP, and no discernable impact on the U.S. economy. Intangible benefits from the tariff postponement and roll-back, relatively minor compared to the continuing 25% tariffs on $250 billion of Chinese industrial imports and 7.5% tariffs on $110 billion of consumer goods, are that the deal signals a truce and abatement of trade frictions that may persist throughout 2020. There is a lot of hope expressed in the financial press that the trade truce will have a positive impact on capital investment planning and stimulate economic activity beyond the modest reduction in tariffs. We are monitoring capital spending in countries most exposed to trade uncertainty (e.g. U.S. and Germany) and open to the potentially positive impact suggested. However, we remain wary of the supposed good faith underlying the Phase One agreement and the durability of the truce.

DEFLATIONARYCONDITIONS PERSIST IN JAPAN AND EUROPE

Europe and Japan have struggled with deflationary conditions, dependence on quantitative easing and negative interest rates in the last decade. Deflationary conditions do not necessarily include falling price indexes, although Japan has endured extended periods of that. More insidious is the growth suppressing effect of low interest rates which subverts incentives for savings and investment. 10-yr Japanese government bond yields fell below 2% in March 1999, have not crossed above that threshold since and recently yielded -0.001%. Japan is a textbook case of loss of economic dynamism, with an aging and insular population, zombie banks and a continuing struggle with negligible growth and inflation for three decades. Its stock market, buoyed by massive quantitative easing, serves as a safe harbor during periods of market volatility and risk aversion in Asia, with intermittent episodes of performance, such as 2019 while Chinese markets fretted over the trade war, only to fade to mediocrity as global conditions improve.

Europe was very slow to respond to the trauma in its banking system in 2008, the aftermath of which spawned a contagion of sovereign default risk, triggered by massive debt restructuring in Greece. Not until 2011 did the European Central Bank inaugurate quantitative easing to support government bond markets. German 10-yr government bond yields typically traded similarly to U.S. Treasuries prior to the crash, but fell below 2% in September 2011 as QE

Economic Overview and Investment Outlook (continued)

ramped up and slid steadily for the rest of the decade, trading recently at -0.25%. Eurozone economic growth had a brief run toward 2% Real GDP growth in 2018, but has retreated to 1% trends in 2019 and core inflation rates have remained anchored at 1% as well.

EXCESSIVEDEBT LIMITS FISCAL OPTIONS IN DEVELOPED ECONOMIES

Global growth struggled in 2019 and has been mostly lackluster since the financial crisis of 2009. Central banks across the globe have been aggressive regarding policy to try to stimulate their respective economies. Central Bank leaders from Alan Greenspan, Ben Bernanke, Janet Yellen, and Jay Powell in the U.S., and Mario Draghi and Christine Lagarde in Europe have consistently discussed that monetary policy has likely reached the limits of effectiveness in supporting economic growth. Our assessment is that quantitative easing (QE) has demonstrated effectiveness as an emergency response to a shock to the financial system, as executed in the U.S. during and immediately after the crash in 2008. But QE has not proven effective as a long-term method to promote growth, which has been amply demonstrated in the U.S., Europe and Japan.

Source: Ned Davis Research

However, developed economies’ practical ability to pursue growth through fiscal remedies, such as deficit spending, may be limited because most of the developed economy governments are already heavily indebted and maintain large budget deficits. Reinhart and Rogoff, in their landmark 2010 study, “Growth in a Time of Debt,” pointed to a 90% threshold of federal debt to GDP, above which growth suffers under the weight of heavy debt servicing. The alarming reality is that in 2019 the average of Developed Market (G22) government debt as a % of GDP was 109%. In descending order, the most indebted in this collection were Japan, Greece, Italy, Portugal, Singapore, U.S., and Spain.

The 105% calculation for the U.S. includes non-marketable debt held by the Social Security and Medicare administrations. Apart from the safety net IOUs, publicly-held federal debt to GDP was 88% in 2019. Including state and local debt, the U.S. total government debt ratio was 102% in 2019, far exceeding the prior peak of 71% in 1994. The U.S. federal deficit in the recently ended FY19 was 4.8% of GDP, enormous by any standard but the years immediately after 2008. The FY20 budget approved in December assures another trillion dollar+ deficit this year and will push the publicly-held federal debt to GDP ratio well over 90%. The most remarkable aspect of the U.S. federal deficit is that, in contrast to every other economic cycle in the last 50 years, during which the federal deficit declined as a % of GDP late in the cycle, the U.S. deficit has been expanding rapidly over the last four years, to levels equivalent to the post-recession maximums since 1970. The U.S. has benefitted greatly from being the world’s reserve currency and safe harbor during tumult. Failure of

January 31, 2020

the United States to reign in its debt problem has and likely will continue to serve as an impediment to growth.

2020 Outlook

KEY	INVESTMENT THEMES

Trade is the most binary theme for 2020. If the Phase One trade deal holds and delivers stronger global growth, interest rates and stocks prices will likely rise, if not, they will likely fall. Phase One does not address the long-term effects of continuing theft of intellectual property, cyber espionage and other objectionable trading practices by the Chinese, however those are not in the scope of this review and will hopefully be addressed in subsequent rounds of negotiations. Other developments hold the potential to impact the economy and markets, including central bank monetary policies, the high level of debt in the U.S. and elsewhere, elections in the U.S. and unpredictable exogenous geopolitical risks. But trade is the main event that will be most impactful to the global economy this year.

PHASEONE IS A START AND A LOT RIDES ON CONTINUED PROGRESS

The trade war with China is the primary reason global growth slowed precariously close to stall speed last year, 3.0% by the latest estimate from the International Monetary Fund; and from strong 3.2% peak in the U.S. in the third quarter of 2018 to 2.1% in 2019. So the Phase One agreement announced in December was a pleasant surprise to the markets, which with good reason had maintained a significant degree of skepticism toward the talks, subject to discord, intransigence and escalating tariffs for much of the last year. Details of the agreement are scarce at this writing, with both sides heralding different aspects, President Trump states that Phase Two negotiations will begin immediately, President Xi that China will buy a substantial volume of U.S. exports. Most of the Chinese purchases are expected to be agricultural and energy related. There does not appear to be much in way of specific benefits for U.S. manufacturers and the Chinese commitments to stronger protections for intellectual property are presumed to be window dressing until proven otherwise. The partial roll-back of the September tariffs amounts to a relatively minor $8 billion, compared to the $63 billion in tariffs that remain in place. The postponement of the planned December tariffs is more significant, deferring $24 billion in expected tariffs, still modest and largely symbolic relative to the $370 billion annual U.S. trade deficit in goods with China (improved from the nadir of $425 billion in early 2019).

The market hope is the deal signals a tariff truce that will last through 2020, until the Trump Administration reboots in January 2021 or a new administration assumes office. If the truce does in fact hold through 2020, there could well be a salutary effect on business confidence and capital spending, recharging growth in the U.S. and Europe. In that case, U.S. interest rates would likely trend higher and clear 2.50% in terms of 10-yr Treasury bond yields (1.93% at this writing). 10-yr Treasuries yielded 3.25% at the 2018 peak, with the tail winds of a strong economy before the trade war ignited, and our bias would be that U.S. interest rates will trend higher to the extent the truce holds and further progress towards a final agreement ensues.

Economic Overview and Investment Outlook (continued)

However, the history of these negotiations have been problematic and if the fulfillment of the Phase One and Phase Two negotiations does not progress as anticipated by the administration, tariff escalation may be renewed. A return to the tariff truncheon would darken the global growth outlook, reinforce accommodative monetary policies and drive interest rates lower, in the U.S. toward 1.50% for 10-yr Treasuries in our assessment. The risk in that scenario is that U.S. growth slows below 1.5% toward 1.0% with stall speed alarms sounding. As discussed in the deflationary backdrop section above, chronic quantitative easing and long-term interest rates under 2.0% are the conditions under which economies lose dynamism and struggle to achieve growth that is the antidote to deflation.

ELECTIONSTO SHAPE POLICY IN BOTH BRITAIN AND THE UNITED STATES

Parliamentary elections in Britain in December were momentous, produced a solid working majority for Prime Minister Boris Johnson’s Tory Party and points to an orderly British exit from the European Union later this year. Three and a half years since the BREXIT vote, and a great deal of angst over the possible outcome, including two failed prime ministerships, British voters provided the Tories a solid Parliament majority in the December general election that allowed Boris Johnson to move forward with his BREXIT Plan. There are still parliamentary steps that must be completed by both the EU and the United Kingdom, but assuming BREXIT occurs as planned on January 31st, more difficult trade negotiations will need to occur between the EU and Britain. As these discussions progress, market participants will be interested as trade between the two countries is critical to Eurozone economic growth. Disruption in trade and an escalation of tariffs between the two could be disruptive.

The most significant political event for 2020 is the U.S. Presidential election cycle in November, which includes the House of Representatives and a third of the Senate. As the picture becomes clearer on the Democratic nominee will be, the candidate’s policies on taxes and business regulation will likely shape markets as perceptions develop on the potential election outcome.

IRANCOULD BE THE BIG GEOPOLITICAL BREAKTHROUGH OF THE NEW DECADE, OR NOT

Conflict in the Middle East is a normal condition in recent decades and markets have generally incorporated associated risk premiums in asset prices. The standard for risk aversion from heightened tensions in the region is conflict that disrupts the flow of petroleum to international markets. The U.S. has become practically energy independent in recent years and is less impacted from turbulence in the oil markets. However, our allies in Europe and Asia remain dependent on oil from the region as a foundation of their energy grids and an escalation of conflict could lead to significant fuel price increases and supply issues which in turn could hinder economic growth and potentially shock markets. Iran has been a source of disruption and violence in the region since its revolution in 1979. More recently in September, Iran launched drone attacks on Saudi oil facilities that briefly took roughly half of Saudi oil production off line. Iran has in the last year attacked several oil tankers in the Persian Gulf to underscore its threat to choke shipping through the Straits of Hormuz. The U.S. withdrew from the international

January 31, 2020

agreement with Iran designed to curtail its development of nuclear weapons early in the Trump Administration, imposed severe sanctions and embargoed trade with Iran. Iran’s economy is now in an advanced state of distress and struggles with a long list of shortages in essential goods, its currency sharply devalued and populus unrest has risen to an unprecedented level. Tensions are high in the region with a multitude of potential outcomes that could impact both markets and economic growth as we move further in 2020.

MACROECONOMICOUTLOOK — SLUGGISH TREND LIKELY TO CONTINUE

Our base case outlook for 2020 is that U.S. growth slows from 2.0 -2.5% trends in Real GDP in 2019 to 1.5 -2.0% trends this year. Growth decelerated fairly steadily through 2019, from peak trends at 3.2% in 2018 to finish the year at 2.1% Y/Y growth through the 4th quarter. Our assessment at this point is that growth is likely to slow further in the first half of 2020, toward the middle/bottom of the projected range, and firm up some in the second half toward the top of the range around 2.0%. The second half firming is predicated upon an expectation of a beneficial impact on business confidence and capital spending flowing from the Phase One trade deal with China, which is subject to change as clarity emerges on the contours of the deal that could bear on perceptions of the likelihood of the expected benefits.

Growth trends could vary on either side of our base case forecast, depending on whether the trade truce actually results in resurgent global growth. As stated elsewhere in this review, we are wary of an overly optimistic expectation on the trade deal’s benefits, but alert to the possibility of a favorable outcome.

Underlying the U.S. economy is a fairly well balanced mix of consumption and investment, more the former than the latter of late, a relatively fully employed economy that is driving healthy growth in real disposable personal income, the necessary pre-condition of growth in household consumption. Household balance sheets are in good shape and largely restored from the devastation of 2008. Corporate debt has risen from the rational employment of low interest debt, but balance sheets have been buttressed by the repatriation of stranded profits facilitated by corporate tax reform in the 2017 Tax Cuts and Jobs Act. And as stated earlier, the U.S. banking system is well capitalized and stable. Incidence of speculative and inadvisable use of credit are mostly limited to sub-prime auto loans. Recession risks are low to moderate, up from a low 15% probability in 2018 to a still-low 25% in 2019, by credible industry estimates.

The IMF’s semi-annual survey of global growth pointed to 3.0% growth in 2019, down from 3.3% in 2018. Those levels of global growth are seen as essentially stagnant and insufficient to provide opportunity for employment and income for a wide swath of workers across the developed and developing economies. Bloomberg Economics quantifies the expected benefits of the Phase One trade agreement to be a 0.3% boost to global growth, up to 3.3% or so in 2020. Most of the benefit is expected to come from increased capital spending resulting from improved business confidence

Our wariness of the global growth outlook is based on the fact that 3.3% still qualifies as very sluggish global growth. Additionally, the reliance on ethereal projections of improved business confidence in the

Economic Overview and Investment Outlook (continued)

current environment merits caution, given that none of the core trade frictions were addressed in Phase One and we have a President running for re-election who is prone to express displeasure through tariff escalation.

We sincerely hope the optimistic scenario prevails. The U.S. economy is at a critical juncture and would greatly benefit from improved global growth. However, we all know hope is not a strategy and we are monitoring the realities of trade and its impact on global growth closely.

DELEVERAGINGIS OVER, U.S. DEBT IS HIGH AND CREDIT RISK PREMIUMS ARE LOW

The U.S. government is the primary driver of credit demand in the domestic financial market, as discussed above in the developed country debt backdrop. In contrast, U.S. households have continued to deleverage and their debt relative to disposable personal income continues to gradually shrink, lately to levels that prevailed in 2001. Growth in bank lending has been modest throughout this cycle as large corporate borrowers availed themselves of cheap credit in the public bond markets. Total corporate borrowing has grown at modest but significant rates this cycle, and our analysis indicates that credit financed stock buy-backs have been a significant propellant of the elevated equity markets in recent years. Corporate credit risk premiums (yield spread to same duration Treasuries) are near historical lows. Signals are mixed as to the direction of credit spreads this year, however our bias is toward wider (higher) spreads, which is typical of late-cycle dynamics that discount rising recession risk. We see recession risk in the U.S. as relatively low and stable, which should persist throughout the year, barring an unexpected intensification of the trade war or other external shocks. But we are mindful that rising recession risks, when they come, will very likely drive credit spreads wider and diminish buy-back demand for equities, very possibly coincident with peaking earnings growth. One thing that is clear, though, is that total non-financial credit growth in the U.S. has fully recovered the heights achieved prior to the 2008 financial crisis and is likely limiting potential economic growth due to high debt servicing requirements. That is an inescapable reality of the macroeconomic environment in 2020.

THE DOLLAR SHOULD REMAIN FIRM IN 2020, AS LONG AS THE U.S. AVOIDS QUANTITATIVE EASING

The Dollar continues to be the leading global store of value. The global markets are keenly aware of fundamental forces driving currency values, witness the 30% appreciation in the Dollar in 2014 as the Federal Reserve wound down its quantitative easing program. U.S. economic growth was the strongest among developed country competitors at the start of the trade war in 2018 and has decelerated the least as growth waned under trade uncertainty and reduced capital spending. The Dollar has remained firm even though the Fed engineered a 0.75% reduction in short-term interest rates last year. With the global economy struggling through a phase of weakness and accentuated deflationary pressures, the European Central Bank resuming quantitative easing, negative bond yields are again prevalent in Europe and Japan, and global capital will migrate to the most dynamic economy with the best growth prospects. That country is the U.S., which has largely been the case since 1945 at least, and is likely to continue to be for the foreseeable future.

January 31, 2020

As discussed above in the Backdrop section on the Fed, low inflation in the U.S. gives the Fed flexibility to manage interest rates in a manner that keeps the Dollar from getting too rich, which puts U.S. manufacturers at a disadvantage. Until the growth outlook improves, we expect the Fed to continue to aim to keep the Dollar in check. If the trade truce holds and the global economy improves later this year, pressure could come off on the Dollar and other equity markets could temporarily outperform U.S. equities on a currency translation basis. Given the more attractive growth fundamentals in the U.S. economy, now and especially if the trade frictions with China are resolved favorably to the U.S., we are inclined to continue our bias to the attractiveness of U.S. growth prospects and expect the Dollar to hold its value well.

QUANTITATIVEEASING IS A SYMPTOM OF DEFLATIONARY CONDITIONS, NOT THE CURE

In the Backdrop section above on Persistent Deflationary Pressures we reviewed how struggles with stagnant growth and deflationary conditions in Europe and Japan resulted in the collapse of interest rates to very low levels which drained dynamism and reinforced sluggish growth. In the cases of Europe and Japan the descent of long-term government bond yields below 2% was the point of no return and both central banks have been unsuccessful in reviving their capital markets to healthy conditions which include interest rates that attract savers.

With U.S. growth expected to slow further this year to a 1.5-2.0% range, possibly slower if the trade truce falters and tariff escalation resumes, our concern for the U.S. downside risk includes the scenario wherein the Federal Reserve pushes short-term interest rates significantly lower and possibly even reinstitutes quantitative easing. U.S. 10-year yields experienced a brief episode under 2.0% in 2016, as growth languished and BREXIT shocked markets that Summer. Growth rallied in 2017-18, the Fed raised short-term interest rates from zero to 2.50%, and 10-year Treasuries topped out at 3.25% in the Fall of 2018. Long rates have fallen precipitously since then. We estimate that the equivalent threshold in the U.S. to the 2.0% doom barrier in other markets is closer to 2.50%, given strong underlying growth fundamentals, essentially meaning that stall warnings go off at higher levels of growth and interest rates in the U.S. than Europe or Japan. 10-year Treasury yields crossed below 2.50% in May of 2019, shortly after trade negotiations on a comprehensive agreement with China collapsed and President Trump increased tariffs on $250 billion of Chinese imports from 10% to 25%. Signals that the sides were engaged in truce talks and the Phase One announcement have pushed 10-yr yields back up to 1.93% at this writing. The best hope for 10-year yields rising back above 2.50% and acceleration in global growth is associated with continued bilateral cooperation between the U.S. and China to solidify gains in the Phase One agreement and further work toward a comprehensive resolution of the trade frictions between them. A failure of the truce and return to confrontation and tariffs raises serious risk of a resumption of quantitative easing in the U.S. and the negative implications for long-term growth associated with it.

WILLU.S. EQUITY MARKETS EVER ‘NORMALIZE’?

The discussion immediately above is about normalization of the bond market, which as described, is contingent on a positive resolution of

Economic Overview and Investment Outlook (continued)

trade frictions with China and a resumption of global growth. U.S. equity markets have marched higher since the deep correction in late 2018, with blue chip stocks up roughly 31% in 2019 while the tariff battle raged, seemingly impervious to trade war risk but not entirely unscathed. Episodes of tariff escalation clearly drove volatility in the markets, but since September equities have increasingly reflected the likelihood of an imminent trade truce.

The most not-normal aspect of the equity markets relates to the under-performance of small company stocks (both small-cap and mid-cap) over most of the last decade. Historically, in the dynamic U.S. economy, the more volatile and thus risky small company stocks outperformed large cap stocks, in a validation of capital asset pricing models on risk and return. Our hypothesis is that the underperformance of small company stocks in recent years appears related to the stultifying impact of chronic quantitative easing on global markets. International capital flows largely represent hot money seeking shelter and return, indiscriminant buyers valuing comfort in large multinational companies they recognize, eschewing smaller companies that require work and discipline to buy right. 2020 does not appear at this point to be the year in which normalization in the equity markets could be appraised as likely. Resolution of trade frictions and resumption of stronger global growth are likely pre-conditions to that normalization, so we may be in an early stage of moving toward more normal equity markets. However, we remain wary that the markets’ optimism toward de-escalation of the trade war is warranted, and will for the immediate future continue to emphasize a tilt to large cap stocks on that basis.

EQUITIES

In equity markets, 2020 looks to be a year of increasing volatility, with some of the major themes and trends from 2019 carrying over, but with perhaps the beginnings of a return to normalcy bearing out as the year goes on. Of course investors will be continually focused on underlying corporate fundamentals, and currently aggregate investor expectations center around a return to growth. Domestically, analysts currently expect S&P 500 earnings growth to approach 10% for the full year and top line sales growth to exceed 5%. Both of these would be substantial rebounds from 2019’s lackluster performance. Certainly large cap stock valuations have been bid up in hopes of this rebound happening. Meanwhile, expected growth rates for mid and small cap segments in the U.S. are expected to be a bit higher this year.

Internationally, as noted above, resolution of major trade war disruptions is showing limited signs of progress. The U.S. and China are expected to sign the Phase One agreement in mid-January, and move on to Phase Two discussions. The progress to Phase One was incremental and many barriers are still in place, so it is a bit early to bet too much on more substantial progress. Nevertheless, progress from the high level of contentiousness that dominated headlines last summer is a good thing for markets

A key part of an expected pick up in volatility will be fall elections in the U.S. As predictions and expectations about a likely outcome ebb and flow, equity markets will probably ebb and flow synchronously. Another potential source of volatility will be geopolitical tensions as evidenced by the

January 31, 2020

market reaction to the early January killing of an Iranian leader of the head of the Islamic Revolutionary Guard Corps-Quds Force. Equity investors can be expected to be keeping a close eye on reaction to that event and other subsequent developments.

With equity valuations now approaching the upper part of long-term experience, a lot will be riding on good news on all these fronts: fundamental growth, trade talks, Mideast unrest. In equity portfolios a position of favoring large U.S. stocks over smaller U.S. companies as well as non-U.S. equities could shift as developments warrant but it is too early to make major adjustments. Any movement towards a trade truce may give Europe a chance to catch-up in relative market performance, but structural problems limit the potential for secular improvement. And domestically, while small caps have trailed large caps for many years, there are factors that may cause a shift in their favor: 1) the reduced trade policy uncertainty may unleash investment spending (capex) and also improve investor sentiment, allowing small caps to improve relative returns vs large caps, and 2) a longer-term trend that may take time to develop is that large caps may lose vs small caps as globalization wanes. Large caps have benefited much more than small caps from global trade and globalization of labor. Trade disputes have probably caused the globalization to reach its peak and to trend in a negative direction for years to come.

INTERESTRATES LIKELY TO REMAIN RANGE BOUND WITH FED EXPECTED TO KEEP INTEREST POLICY STABLE

The fixed income markets will likely see a return to more traditional behavior in 2020. The disruptive factors that influenced the bond markets most in 2019, U.S. trade uncertainty, Brexit, and the course of Federal Reserve policy, have each found resolution to some degree. The primary focus of bond investors in 2020 will likely return to the more fundamental economic factors of global growth and benign inflation. This of course is barring some unexpected flare up in U.S. trade disputes.

Short Term interest rates will likely be low for longer. After a very active 2019 the Federal Reserve appears ready to keep short term interest rate policy stable at least through the U.S. presidential election. Following their October 2019 rate cut meeting the Fed has repeated that they are satisfied with current interest rate policy and believe the U.S. economy to “be in a good place”. The short term fixed income markets seem to concur given the Fed funds futures markets imply no Fed rate cuts until 2020 yearend or later. In addition, the Fed has also telegraphed to investors that should inflation accelerate above their stated 2% target they will be very slow to react. Also in 2020 the Fed intends to devote much attention to ensuring the “repo” markets function properly. Toward this end moderate Fed balance sheet expansion via T Bill purchases will continue for several months while the Fed studies the repo market choke points. The Fed balance sheet expansion has a side benefit of helping absorb some of the U.S. Treasury debt growth driven by the $1+ trillion budget deficits.

Longer term interest rates (as evidenced by the U.S. Treasury 10 year note) will likely trade in a range from 1.75% to 2.25% during 2020. The stabilization in the global economy combined with the record U.S. Treasury debt issuance will eventually lead to a subtle upward bias in rates. As an offset however the U.S.

Economic Overview and Investment Outlook (continued)

Treasury still offers (by a wide margin) the highest yielding and safest quality bonds among developed countries thus attracting capital from around the world and retarding a significant rise in long term rates. Stable short term rates and higher long term rates will result in a modestly steeper yield curve in 2020. This forecast assumes our base case economic scenario of 1.5% to 2% Real GDP in the U.S. in 2020. Should economic growth weaken unexpectedly then it is highly likely long term and short term rates will move significantly lower in a “risk off” flight to quality.

In 2019 declining long term interest rates combined with three Federal Reserve interest rate cuts ushered in a low for longer interest rate environment that left most bond investors hungry for yield. In response the demand for higher yielding securities like investment grade corporate bonds mushroomed driving prices higher while spreads collapsed to near historic lows. Looking ahead to 2020 the stabilization in the global economy will dampen recession worries and keep credit spreads near cyclical lows for at least the first half of 2020. Credit spreads in the latter half of 2020 may widen should the China Phase Two trade negotiations stumble and resurrect recessionary fears.

A	DISCIPLINED APPROACH IS KEY

Markets clearly have many hurdles to overcome and political risks remain elevated. While this environment can be volatile and stressful for many in the short term, successful investors are able to remove emotion from the process and stay disciplined in their approach.

We hope 2020 proves to be prosperous year for all!

Editor’s note: At the time this outlook piece was written in December 2019, COVID-19 and the market and economic impacts that followed were not known. For more up to date commentary regarding the current economic and market environment please reach out to the adviser directly at info@hancockhorizon.com.

About Our Authors

David Lundgren, CFA is the Chief Investment Officer at Hancock Whitney Bank and portfolio manager for high net worth and large institutional clients. At Hancock Whitney, David is responsible for directing the bank’s investment approach, models and portfolio management; manages a platform of client- focused internal and external money managers; ensures bank meets regulatory requirements. Additionally, he is a fund manager for Hancock Horizon Family of Funds. Prior to joining the Hancock Whitney team in 1998, he was a portfolio manager at First Commerce Corporation.

January 31, 2020

Paul Teten, CFA is a Chief Investment Strategist at Hancock Whitney Bank, where he supervises the formulation and implementation of proprietary equity and fixed income strategies. Paul has over 40 years of experience in the finance industry, joining the Hancock Whitney team as part of the acquisition of the trust and asset management business of Capital One, National Association. At Capital One, he served in various capacities over 14 years as Director of Fixed Income Portfolio Management, Chair of the Asset Allocation Committee and Chief Investment Officer. His prior experience includes 5 years of portfolio management for the Bank of America Private Bank and 17 years of fixed income trading and portfolio management at Criterion Investment Management in Houston, culminating in his role as Senior Investment Strategist.

Richard Chauvin, CFA is an investment director at Hancock Whitney Bank, where he chairs the asset allocation committee; is responsible for investment research and strategy; and serves as portfolio manager for high net worth and institutional clients. Richard has been in the banking industry for over 30 years, with 4 years as a member of the Hancock Whitney team. Prior to joining Hancock Whitney, he spent 10 years as the Chief Investment Officer at Capital One and three years as a Senior Portfolio Manager at Hibernia Bank.

Martin Sirera, CFA is the investment director at Hancock Whitney Bank, where he is responsible for management of Equity Strategies and client relationships; for participation in firm Asset Allocation decisions. Martin has been in the banking industry for 28 years, joining the Hancock Whitney team as part of the acquisition of the trust and asset management business of Capital One, National Association. Prior to joining Hancock Whitney, he worked for Capital One and Hibernia Bank.

Eric C. Reynolds Director of Fixed Income and senior portfolio manager. Mr. Reynolds is the co-head of fixed income for Hancock Whitney, he serves institutional, family and individual investors and is a member of the firms Asset Allocation Committee. Prior to joining Hancock Whitney, Mr. Reynolds ran Fixed Income Investing for Capital One Asset Management, Fiduciary Trust International of California (a Franklin Templeton Company) and Kayne Anderson Rudnick. Mr. Reynolds earned a BA from The University of California, San Diego and an MBA from the University of California, Los Angeles.

Economic Overview and Investment Outlook (concluded)

Jeffrey Tanguis is an investment director at Hancock Whitney Bank, where he is responsible for developing and implementing fixed income strategy and serves as a portfolio manager for high net worth clients. Additionally, he is manages the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund for the Hancock Horizon Family of Funds. Jeff has been in the banking industry for 35 years, with 13 years as a member of the Hancock Whitney team. Prior to joining Hancock Whitney, he spent 20 years working with Hibernia Bank as the senior fixed income portfolio manager.

The information, views, opinions, and positions expressed by the author(s), presenter(s) and/or presented in the article are those of the author or individual who made the statement and do not necessarily reflect the policies, views, opinions, and positions of Hancock Whitney Bank. Hancock Whitney makes no representations as to the accuracy, completeness, timeliness, suitability, or validity of any information presented.

This information is general in nature and is provided for educational purposes only. Information provided and statements made should not be relied on or interpreted as accounting, financial planning, investment, legal, or tax advice. Hancock Whitney Bank encourages you to consult a professional for advice applicable to your specific situation.

Investment products and services, such as brokerage, advisory accounts, annuities, and insurance are offered through Hancock Whitney Investment Services, Inc., a registered broker/dealer, member FINRA/SIPC and an SEC-Registered Investment Advisor.

Hancock Whitney Bank offers other investment products, which may include asset management accounts as part of its Wealth Management Services. Hancock Whitney Bank and Hancock Whitney Investment Services Inc. are both wholly owned subsidiaries of Hancock Whitney Corporation.

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The Hancock Horizon Funds Investment Philosophy (unaudited)	January 31, 2020

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)

The Hancock Horizon Burkenroad Small Cap Fund seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

At January 31, 2020, common stocks represented 98.6% of the Fund’s assets. The Burkenroad Fund’s largest holdings were in Industrial and Financial stocks, while Consumer Staples and Utilities stocks accounted for minimal exposure.

The Burkenroad Fund’s return for the past year for the period ended January 31, 2020 was 1.23%, 1.02%, and 0.69% for Institutional Class, Investor Class and Class D, respectively. These results lagged the Fund’s benchmark, the Russell 2000 Index, which returned 9.21% for that same period. Long term performance remains outstanding. According to Lipper, there are 223 small cap core funds that have performance history back to December 31, 2001, the Fund’s inception date. Of those Funds, Burkenroad Small Cap Investor Class ranks in top 4 percentile and Class D ranks in the top 7 percentile that time period.

For the most recent 12 months, the small cap energy markets continued to struggle. Small cap energy stocks were down over 35% for that time period, by far the largest sector decline in the Russell 2000, and the Fund’s overweight to the Energy sector was a major drag on the return relative to its benchmark. A small underweight in Information Technology also had a slight detriment to relative performance. Despite the overweight to the sector, stock selection in energy stocks was a positive relative contributor. Stock selection in Discretionary and Communication Services also was beneficial to relative performance. Selection within Financials and Materials proved difficult.

Our unique regional approach to investing produced recent relative performance below our expectations and less appealing than our longer-term results. However, we remain confident that our approach is sound and that the demographics and economics of the Gulf South remain attractive for investment. We continue to enhance and refine our investment approach with the aim to deliver strong returns for our investors.

We have seen tremendous growth in assets over the years and have also achieved great success in investment performance. We appreciate our shareholders’ confidence in us to manage their assets and look forward to many more years of shared success.

January 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class D Shares, versus the Russell 2000 Index and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares*	1.23%	1.96%	n/a	n/a	5.63%
Investor Class Shares	1.02%	1.79%	5.23%	10.71%	9.93%
Class D Shares	0.69%	1.73%	5.09%	10.50%	9.72%
Russell 2000 Index	9.21%	7.28%	8.23%	11.88%	8.26%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Institutional Class Shares commenced operations on May 31, 2016. Returns shown on the graph, prior to inception date, are based on Investor Class Shares.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments

Cardlytics	2.2%

Pool	2.2%

Amedisys	2.1%

TopBuild	2.0%

Encompass Health	2.0%

Integer Holdings	2.0%

Lamar Advertising	2.0%

Lumentum Holdings	2.0%

Taylor Morrison Home	2.0%

Cirrus Logic	1.9%

January 31, 2020

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure. As of January 31, 2020, stocks and income producing securities represented 99% of the Fund’s net assets. The Fund was invested in six asset categories chosen for their historical ability to produce consistent levels of income.

In descending order, the asset class weights at year-end was High Yield Bonds 33%, Dividend Stocks 28%, Preferred Stocks 19%, REITs 13%, MLPs 4%, Cash 2%, and lastly Variable Rate Loans less than 1%.

The Hancock Horizon Diversified Income Fund’s performance for the past year ending January 31, 2020 was 8.78% for the Institutional Class Shares, and 8.54% for the Investor Class Shares. The Fund continues to focus on income generation investing in a mix of equity and fixed income asset that can produce income.

The fund did invest a small amount of dollars back into MLPs (Master Limited Partnerships) because of the compelling high yields being generated.

Reallocations and cash inflows continued to be invested into Dividend Stocks asset class in an effort to capture more of the stock market appreciation.

Both stock and bond markets continued to be haunted primarily by geopolitical fears and worries of a potential global economic slowdown, the 2020 election, and ongoing trade negotiations, however, the fund held up well because of strong stock market gains.

All asset classes held at year-end were positive except for the small exposure to MLPs as oil continued to struggle. The fund continued to produce a dividend yield superior to the stated benchmark.

The best performing asset segments in descending order were: preferred stocks, high yield bonds, dividend paying stocks, real estate investment trusts, and floating rate debt.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class Shares or Investor Class Shares, versus a 50/50 Hybrid of the Dow Jones U.S. Select Dividend Index & Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, the Dow Jones U.S. Select Dividend Index, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Classification

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have non-negative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	8.78%	3.86%	2.41%	3.11%
Investor Class Shares	8.54%	3.61%	2.16%	2.87%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Bloomberg Barclays Intermediate U.S. Aggregate Bond Index	10.36%	6.43%	6.18%	7.39%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2020

Top Ten Equity Holdings

Percentage of Total Investments

1 Alerian MLP ETF	4.0%

2 GLP Capital	1.5%

3 United States Cellular	1.5%

4 International Game Technology	1.5%

5 PulteGroup	1.5%

6 XPO Logistics	1.4%

7 NRG Energy	1.4%

8 VeriSign	1.4%

9 Sunoco	1.4%

10 Sirius XM Radio	1.4%

Management’s Discussion of Fund Performance (unaudited) (continued)

At January 31, 2020, the Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), which represents roughly 40% of the fund’s allocation, and Asia (ex-Japan), which represents just under a quarter of the fund’s overall common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Consumer Discretionary. The Fund’s returns for the year ended January 31, 2020 were 6.58% for the Institutional Class and 6.39% for the Investor Class. The Fund’s results underperformed its benchmark, the MSCI ACWI ex-U.S. Index, which returned 9.94% during this time period.

International trade policy continued to be a major focus of equity markets as investors anticipated action in the ongoing trade dispute between the U.S. and China. Following extensive negotiations, a preliminary “phase one” trade deal was agreed to between the United States and China. As part of the agreement, the United States cancelled planned tariffs on over $150 billion of Chinese goods. In return, China committed to purchasing U.S. agricultural products. Previously, the U.S. imposed 25% tariffs on approximately $50 billion of Chinese imports, and currently more than two thirds of consumer goods imported from China are subject to tariffs. In 2018, the U.S. imported about $540 billion of goods from China while China imported about $120 billion of goods from the U.S., highlighting concerns that the trade deficit with China will grow larger. Within the European Union, GDP growth increased by 1.4% but future GDP forecasts declined. The European Central Bank (ECB) maintained the interest rate on deposits at -0.5% and restarted its monthly bond repurchases of EU20 Billion, after stopping quantitative easing measures at the end of 2018. Uncertainty surrounding the U.K.’s exit from the European Union continued, and gains by Prime Minister Boris Johnson’s conservative party in the December elections makes a no-deal scenario look increasingly likely. The U.K. was originally supposed to exit the EU on March 29th, 2019, which was first extended to May 22nd, and then October 31st, and now to January 31st.

The greatest impact on the Fund’s performance for the year was the Fund’s relative overweight to Emerging Market countries. Developed countries like Japan, the U.K. and parts of Europe performed better in the trailing 12 months as of January 31, 2020 despite slower economic growth and valuation levels that exceed those of less developed countries like Brazil, China and India. Over the long term, the subadvisor’s view is to position the portfolio in companies that have faster earnings potential with valuation levels that are a discount to intrinsic value.

Contributing to performance, headquartered in Taiwan, Advanced Semiconductor Engineering (ASE) is the world’s largest provider of semiconductor packaging and testing services, offering a broad and comprehensive variety of semiconductor chip packaging solutions found principally in mobile applications. In the most recent period, the company reported better than expected revenue and earnings results, as both metrics showed double digit growth compared to the same period last year. Driving growth were product wins for more advanced packaging, which tends to be more profitable for the company. Shares gained nearly 50% for the period. As technology becomes more advanced and widely adopted, companies are increasingly outsourcing

January 31, 2020

chip packaging capabilities. Given the company’s established position as the world’s leading provider of packaging solutions, the firm should be a net beneficiary of this trend over our investment horizon. Additionally, trading at a forward P/E ratio of 14x represents a discount to industry peers. Detracting from performance for the period, BYD Company, headquartered in Shenzhen, is a Chinese manufacturer of automobiles and one of the world’s largest manufacturer of rechargeable batteries. During the period, BYD reported revenue growth of 23% over the previous year, on the back of strong sales of its Alternative Fuel Vehicles (AFVs). AFVs continue to be a strong source of growth for the company as more emphasis has been put on environmental considerations by the Chinese government. Despite the generally upbeat report, earnings missed consensus expectations causing investors to sell the stock. As a result, BYD ended the period down 10%. Both secular and regulatory trends favor BYD as the company continues to capture global market share, expand overall capacity for electric batteries, and benefit from environmentally friendly policy shifts imposed by the Chinese government.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class Shares or Investor Class Shares, versus the MSCI ACWI ex-U.S. Index, and the Lipper International Multi-Cap Growth Classification

The MSCI ACWI ex-U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Growth Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to MSCI EAFE Index.

The MSCI Emerging Markets Index is designed to measure equity market performance in global emerging markets. It is a float-adjusted market capitalization index that consists of indices in 23 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The MSCI EAFE Index is a stock market index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares	6.58%	6.05%	3.70%	4.42%	5.18%
Investor Class Shares	6.39%	5.89%	3.49%	4.18%	4.94%
MSCI All Country World ex-U.S. Index	9.94%	7.62%	4.96%	5.21%	4.98%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2020

Country Weightings(1)

United States	11.3%
United Kingdom	10.9%
France	8.8%
Japan	6.5%
Switzerland	6.3%
Taiwan	5.7%
Germany	5.6%
Hong Kong	5.1%
Netherlands	5.0%
Norway	4.7%
India	4.0%
China	3.7%
Austria	3.0%
Spain	2.9%
Canada	2.4%
Singapore	2.2%
South Korea	2.0%
Italy	1.6%
Colombia	1.5%
Mexico	1.5%
Panama	1.5%
Brazil	1.4%
Australia	1.0%
Chile	0.7%
Czech Republic	0.7%
Turkey	0.0%
100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and the Federated Government Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments

ICON	3.9%

Amadeus IT Group	2.9%

Taiwan Semiconductor Manufacturing	2.9%

Safran	2.8%

Diageo	2.6%

Novartis	2.6%

Roche Holding	2.5%

ICICI Bank	2.3%

Everest Re Group	2.2%

Secom	2.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Dynamic Asset Allocation Fund (the “Fund”) seeks long-term capital appreciation. The Fund aims to manage volatility and enhance total portfolio returns by identifying and investing in trends of at least 20 asset classes. The strategy follows a systematic approach that rebalances periodically by purchasing exchange traded securities displaying positive trends and selling assets that exhibit negative trends.

As of January 31, 2020, the Fund had an above average risk relative allocation with roughly 43% in equities, 24% in alternative investments, 30% in fixed income, and the remaining in money markets. The largest holdings included the iShares Core S&P 500 ETF (12.7%) and the iShares Long-Term Treasuries ETF (10.1%), based on Net Assets as of January 31, 2020.

The Fund’s return for the past year ended January 31, 2020 was 7.85% for the Institutional Class Shares and 7.70% for the Investor Class Shares. The fund underperformed a balanced index of 50% MSCI ACWI Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 13.04% over the same time period. The Fund’s allocation moved considerably from a conservative allocation to a moderately aggressive allocation as markets rebounded from the fourth quarter of 2018.

The conservative allocation at the start of the year was the major cause of the year’s underperformance relative to the benchmark. The largest detractors to performance occurred in May as an overweight to stocks, both domestic and international, weighed on performance. Additionally commodities, infrastructure, and emerging markets caused the portfolio to underperform in January. For the year, exposure to large cap US stocks and long term treasuries were the major contributors to positive performance.

Compared to the benchmark, the rapid rebound in risk assets and strong returns by US large cap stocks weighed on performance for the year ended January 31, 2020 as the Fund had a moderate allocation and was diversified across a broad spectrum of asset classes. The strategy will continue to invest across the asset class spectrum in an effort to meet its long-term investment objectives.

January 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Dynamic Asset Allocation Fund, Institutional Class Shares or Investor Class Shares versus a 50/50 Hybrid of the MSCI ACWI Index and the Bloomberg Barclays U.S. Aggregate Bond Index, MSCI ACWI Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Classification

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class Shares	7.85%	4.32%	2.43%
Investor Class Shares	7.70%	4.09%	2.18%
50/50 Hybrid of MSCI ACWI Index and Bloomberg Barclays U.S. Aggregate Bond Index	13.04%	7.98%	3.56%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments

iShares Core S&P 500 ETF	11.8%

iShares 20+ Year Treasury Bond ETF	9.5%

iShares Core U.S. Aggregate Bond ETF	9.2%

Vanguard Real Estate ETF	8.3%

iShares MSCI Emerging Markets ETF	7.3%

iShares MSCI EAFE Index Fund	6.9%

iShares Russell 2000 ETF	5.8%

Vanguard Global ex-U.S. Real Estate ETF	4.7%

First Trust North American Energy Infrastructure Fund	4.0%

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	3.9%

January 31, 2020

At January 31, 2020, the Hancock Horizon International Small Cap Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-U.K.), Japan, and the United Kingdom, which combined represented 84% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Industrials, Health Care, and Information Technology. The Fund’s Institutional Class return for the year ending January 31, 2020, was 9.11%; while the Investor Class returned 8.71%. The Fund underperformed its benchmark, the MSCI World ex USA Small Cap Index (the “Index”), which returned 12.74% during this period.

International markets experienced a very positive 2019, bookended by particular strength in the first and fourth quarters. Our approach was generally able to keep pace with the market through the bulk of the year as a result of good stock selection.

The challenge for our approach and the Fund came early in the year when global equity markets generated significant positive returns. The first quarter rally was driven by global investors capitalizing on value opportunities created by the slowdown to end 2018, and the majority of countries and sectors in the benchmark rebounded with positive performance. The Fund did well in the first quarter, but it underperformed the benchmark by about -290 basis points.

The torrid start to the year abated in the second and third quarters as markets mulled the impact of on-again, off-again trade negotiations, along with shifting interest rates. While our approach gave up relatively little during this time period, the challenging environment for fundamental, long-only managers persisted. Specifically, our process and the

Fund lagged the benchmark by about -90 basis points in the second quarter and lagged the benchmark by about -70 basis points during the third quarter.

However, near the end of the third quarter, we observed that market leadership reached an inflection point, allowing our time-tested approach to generate excellent absolute and relative fourth-quarter returns. Greater fundamental discernment gradually unfolded across global markets. The Fund outpaced the benchmark by about 250 basis points in the fourth quarter.

Markets began the new decade with a down January as the first signs of the coronavirus outbreak began to cast its shadow on international markets. Tellingly, Hong Kong was the worst performing country over the month. Despite the market’s abrupt reversal, we were able to add value in January. In the unsettled months to come, we believe our focus on fundamentals will help us ride out the storm of volatility that 2020 is sure to bring between COVID-19 fears and the upcoming U.S. election.

For the twelve months ending January 31, 2020, the Fund underperformed the benchmark by -1.7%. At the sector level, our process struggled in Materials, Energy, and Financials, but gained some traction in Health Care, Industrials, and Consumer Discretionary. From a country perspective, the primary detractors were South Korea, Canada, and the Netherlands, while we did well in Italy, Israel, and Germany.

We will continue to stick with our disciplined, bottom-up stock selection process, confident that it will add value over longer time periods. In the midst of a wildly unpredictable start to the new decade, that conviction will not waver.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon International Small Cap Fund, Institutional Class Shares or Investor Class Shares Shares versus the MSCI World ex-U.S. Small Cap Index, S&P Developed ex-U.S. Small Cap Index and the Lipper International Small/Mid Cap Growth Funds Classification

The S&P Developed ex-U.S. Small Cap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The MSCI World ex-U.S. Small Cap Index captures small cap representation across 22 of 23 Developed Markets (“DM”) countries (excluding the United States). With 2,540 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

Lipper International Small/Mid Cap Growth Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have above-average characteristics compared to their small/mid-cap-specific subset of the MSCI EAFE Index

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weights

% of Total Portfolio Investments

Annualize	One-Year* Return	3-Year* Return	Inception To Date*
Institutional Class Shares	9.11%	5.63%	2.67%
Investor Class Shares	8.71%	5.33%	2.39%
MSCI World ex-U.S. Small Cap Index	12.74%	8.50%	6.30%
S&P Developed ex-U.S. Small Cap Index	11.66%	8.02%	5.65%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2020

Country Weightings

Japan	27.7%
United Kingdom	11.3%
Italy	8.8%
Germany	7.4%
United States	4.9%
Sweden	4.2%
France	4.2%
Finland	4.1%
Switzerland	4.0%
Canada	3.4%
Hong Kong	3.0%
South Korea	3.0%
Spain	2.9%
Israel	2.6%
Singapore	2.3%
Norway	2.1%
Netherlands	1.5%
Australia	1.4%
Belgium	0.8%
Denmark	0.4%
Total	100.0%

Top Ten Equity Holdings

Percentage of Total Investments

Azimut Holding Spa	1.7%

Medcap AB	1.5%

Fukui Computer Holdings, Inc.	1.4%

Faes Farma, S.A.	1.4%

Mapletree Industrial Trust	1.4%

DiaSorin S.p.A.	1.3%

Envea SA	1.3%

Eckert & Ziegler Strahlen- und Medizintechhnik AG	1.3%

Games Workshop Group PLC	1.2%

JEOL Ltd.	1.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Louisiana Tax Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the period ending January 31, 2020, the Fund generated a total return of +7.00% for the Institutional Class Shares and +6.84% for the Investor Class Shares. This compares to +8.65% for the Barclays Municipal Bond Index and +7.26% for the Lipper Other States Municipal Debt Index. Fund performance was generally in line with its Lipper peer group.

During this fiscal period, the Fund’s sector allocation continued to emphasize higher yielding revenue bonds over general obligation securities, both state and local. At the fiscal year end total Revenue bonds represented 55.1% of the portfolio while General Obligation bonds comprised 32.0% of the Fund. The period ended with the Fund’s average effective maturity at 12.0 years and a weighted average effective duration of 4.4 years. The average quality of the fund remained steady at AA.

The fiscal year ended January 31, 2020 was a period of extremely volatile municipal interest rates due to a combination of several economic, market and regulatory factors impacting supply and demand. Despite the volatility municipal interest rates ended the 12 month period dramatically lower. The dominant factors generally influencing the Louisiana municipal market over the past twelve months were volatile energy prices, the U.S. / China trade dispute which impacted exports, recent federal tax reform which choked new issue supply and recession concerns related to the coronavirus outbreak.

Louisiana experienced choppy growth over the past year due to the economic crosscurrents of sluggish export growth due to the U.S. China trade dispute, volatile energy prices and modest improvement in the important petrochemical industry. Growth statewide in 2019 came primarily from healthcare and commercial construction. The lull continues in industrial construction megaprojects despite the massive multibillion dollar backlog. Offshore oil and gas exploration in the Gulf of Mexico which is important to the south Louisiana economy remains sluggish. The resolution of the China trade dispute in 2019 was expected to benefit Louisiana’s agricultural and petrochemical exports but the coronavirus shutdown will likely slow that turnaround. Personal Income in Louisiana grew at 3.6% in 2019 versus the national rate at 4.4%. The unemployment rate in the state was 5.3% as of January 2020 but will surely rise given the global coronavirus shutdown.

Looking ahead we believe the Louisiana economy will likely face significant challenges from the combination of plummeting energy prices and a global coronavirus induced economic slowdown. These factors will likely lead to slower employment growth and strained state and local budgets. Economic growth will continue to lag the overall U.S. economy. The state of Louisiana will need to remain vigilant on general fund expenditures. The Louisiana constitution requires a balanced budget so the solution will rely on higher sales tax and income tax rates, limited funding support from the federal government and constrained budget growth. We continue to closely monitor our credit exposure in order to maintain our overall portfolio quality.

January 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	7.00%	4.02%	2.90%	4.83%
Investor Class Shares	6.84%	3.82%	2.67%	4.59%
Bloomberg Barclays Municipal Bond Index	8.65%	5.12%	3.53%	4.86

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

Top Ten Equity Holdings

Percentage of Total Investments

Central, Community School System	5.0%

Iberia, Parishwide School District	4.5%

Louisiana, Local Government Environmental Facilities & Community Development Authority	4.4%

Plaquemine City	4.4%

Lafayette, Parish School Board	4.3%

Desoto, Parish School Board	4.3%

Louisiana, Transportation Authority	4.2%

St. Tammany Parish, Hospital Service District No. 2	4.1%

Lafourche, Parish School Board	4.1%

Shreveport, Louisiana Water & Sewer Revenue	3.8%

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf, A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

January 31, 2020

The Hancock Horizon Microcap Fund (the “Fund”) seeks long-term capital appreciation by investing in stocks which the Advisor believes to have above average growth potential based on analysis. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. companies with market capitalizations under $750 million.

As of January 31, 2020, common stocks represented 94.5% of the Fund’s Net Assets. The Fund’s largest holdings were in Financials, Industrials, and Consumer Discretionary, while Utilities, Staples, and Communication Services had the least exposure.

The Fund’s return for the past year ended January 31, 2020, was -1.44% for the Institutional Class Shares and -1.71% for the Investor Class Shares. The Fund’s benchmark, the Russell Microcap Index, returned 5.64% for the same period. For the 12 months ended January 31, 2020 microcap stocks significantly underperformed the S&P 500.

The Fund’s performance was negatively impacted by both overall stock selection and sector positioning. The largest detractors for the 12 month period were in Consumer Discretionary and Financial sectors. Stock selection in Energy and Consumer Discretion were both negative drags on performance. Additionally, the Fund held an overweight position in Energy relative to the Benchmark and it was the worst performing sector during this time period. The Fund’s stock selection in Information Technology and Materials were the largest positive contributors to performance.

Looking ahead the coronavirus pandemic and the price war in oil will dominate headlines in the near term and cause global economies to slowdown. Both of these factors are causing elevated volatility and a flight away from risk assets.

However, we believe the US economy will continue to fare better than most. The US entered this turbulent period with one of the strongest economies. Our expectation is that the US Government will provide the needed support to combat any slowdown caused by the pandemic through fiscal stimulus. Additionally, the Federal Reserve has already cut short term rates and will continue to provide support through additional rate cuts and potentially quantitative easing.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher vola- tility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Mutual fund investing involves risk, including the possible loss of principal. In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. There are specific risks inherent in inves- ting in small-cap and micro-cap companies. Small-cap and micro-cap companies have a higher risk of failure and typically experience a greater degree of volatility. Investing in micro-cap companies may not be appropriate for all investors. Please read the prospectus carefully to obtain a complete understanding of the risks. Diversification may not protect against market risk.

There is no guarantee the Fund will achieve its stated objective.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Microcap Fund, Institutional Class Shares or Investor Class Shares, versus the Russell Microcap Index and the Lipper Small-Cap Core Funds Classification

The Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

The Lipper Small-Cap Core Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P Small Cap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class Shares	-1.44%	-1.41%	2.17%
Investor Class Shares	-1.71%	-1.67%	1.90%
Russell Microcap Index	5.64%	5.24%	5.12%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2020

Top Ten Equity Holdings

Percentage of Total Investments

Elevate Credit	1.7%

Enova International	1.7%

Advanced Emissions Solutions	1.6%

Protective Insurance	1.5%

Dynex Capital	1.5%

Citizens	1.5%

EZCORP	1.4%

Zumiez	1.4%

On Deck Capital	1.4%

Freshpet	1.4%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Mississippi Tax-Free Income Fund (the Fund) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the period ending January 31, 2020, the Fund generated a total return of +7.98% for the Institutional Class Shares and +7.85% for the Investor Class Shares. This compares to +8.65% for the Barclays Municipal Bond Index and +7.26% for the Lipper Other States Municipal Debt Index. Fund performance was generally in line with its Lipper peer group.

During this fiscal period, the Fund’s sector allocation continued to emphasize higher yielding revenue bonds over general obligation securities, both state and local. Total revenue bonds represented 48.3% of the portfolio while general obligation bonds comprised 45.0% of the Fund. The period ended with the Fund’s average effective maturity at 10.7 years and a weighted average effective duration of 5.3 years. The average quality of the fund remained steady at AA.

The fiscal year ended January 31, 2020 was a period of extremely volatile municipal interest rates due to a combination of several economic, market and regulatory factors impacting supply and demand. Despite the volatility municipal interest rates ended the 12 month period dramatically lower. The dominant factors generally influencing the Mississippi municipal market over the past twelve months were the U.S. / China trade dispute which impacted agricultural exports, recent federal tax reform which choked new issue supply and recession concerns related to the coronavirus outbreak.

The past year was a challenging year for the Mississippi economy due to continued sluggish growth and widespread flooding primarily in the southern part of the state. GDP growth for the Mississippi economy was projected to hold steady at 1.3% in the calendar year 2019, well short of U.S. economic growth of 2.9% for the same period. Extensive flooding in the lower part of the state in late 2019 could however lead to lower growth revisions for 2019. Most Mississippi leading and coincident economic indicators remain positive. Economic growth for Mississippi in calendar year 2020 was projected to improve slightly to 1.5% but the coronavirus shutdown will likely cause that to be revised lower. The resolution of the China trade dispute was expected to greatly benefit Mississippi’s agricultural exports but the coronavirus shutdown will likely slow that turnaround as well. Personal Income in Mississippi grew at 3.7% in 2019 and is projected to grow at 3.0% in 2020 and 3.8% in 2021. The unemployment rate in the state was 5.3% as of January 2020 but will surely rise given the global coronavirus shutdown. Mississippi’s conservative spending policies and an ample rainy day fund combine to ensure Mississippi bonds remain fiscally sound.

Looking ahead we believe the Mississippi economy should continue to experience sluggish growth into 2020. Mississippi state and local governments will likely experience strained but manageable finances over the coming year as federal support augments lost revenue. In all the Mississippi tax exempt municipal market still offers fair value relative to other investment grade taxable alternatives.

January 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	7.98%	4.19%	2.70%	4.53%
Investor Class Shares	7.85%	4.04%	2.50%	4.31%
Bloomberg Barclays Municipal Bond Index	8.65%	5.12%	3.53%	4.86%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

Top Ten Equity Holdings

Percentage of Total Investments

Mississippi State, Development Bank	6.3%

Oxford	5.0%

Mississippi State	5.0%

Mississippi State, Development Bank	4.8%

Mississippi State, University Educational Building	4.6%

Mississippi State, Development Bank	4.5%

Mississippi State	4.4%

Mississippi State	4.3%

Starkville	3.9%

University of Southern Mississippi	3.7%

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf ,A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

January 31, 2020

The Quantitative Long/Short Fund (“the Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. There are two aspects to our investment process. One involves a top down approach to the Fund’s net equity positioning by reviewing various forms of valuation and momentum indicators of the general US equity markets. The second relates to the bottom up approach to stock selection derived primarily using quantitative techniques. Our quantitative model ranks stocks according to their relative attractiveness based on valuation, earnings, and momentum factors.

On January 31, 2020, the Fund had a net long position of 65.3%, with 4.2% of the Fund’s value in short positions. The Fund’s largest holdings were in Information Technology, Consumer Discretionary, and Industrial sectors while having the least exposure to Utilities and Real Estate.

The Fund’s return for the year ended January 31, 2020 was +5.83% for Institutional Class, +5.69% for Investor Class compared to +6.18% for the HFRX Equity Hedge Index for the same period.

The Fund benefited from stock selection in Consumer Staples and Industrials. Stock selection in Consumer Discretionary and Information Technology sectors and overweight allocations to small cap and mid cap stocks were the biggest detractors during the year.

Although leading economic indicators are still suggesting a deceleration in US economic growth, monetary policy continues to be more accommodative in the US, and around the world allowing for stocks to continue that positive momentum in the near term, barring any exogenous shocks. We remain cautious given the real possibility that we are in the latter innings of the current US market cycle and remain patient to see more evidence of improving economic and earnings growth before significantly increasing equity exposure. As we close out a decade and look back, it is interesting to see that, since the March 9th market low of 2008, the S&P 500 has experienced the longest bull market in history spanning 130 months. It is no coincidence the US economy has been in the longest economic expansion on record spanning 127 months without a recession. What also cannot be ignored is the unprecedented amount of monetary intervention by central banks in the US and around the world that have most likely provided tremendous support to asset prices during this time. We continue to monitor general market conditions for opportunities and remain flexible to adapt to changing market dynamics.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional Class Shares or Investor Class Shares, versus the HFRX Equity Hedge Index, the S&P Composite 1500 Index, and the Lipper Long/Short Equity Classification

HFRX Equity Hedge Index Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes Securities Sold Short

Sector Weightings — Short

Securities Sold Short, as a % of Total Portfolio Investments

January 31, 2020

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares	5.83%	3.66%	3.10%	8.00%	5.08%
Investor Class Shares	5.69%	3.58%	2.95%	7.80%	4.86%
S&P Composite 1500 Index	20.56%	13.85%	12.05%	13.90%	11.68%

For periods ended January 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Top Ten Equity Holdings—Long

Percentage of Total Investments

Ross Stores	1.0%

Norfolk Southern	1.0%

Generac Holdings	0.9%

Watts Water Technologies	0.9%

SPX	0.9%

PNC Financial Services Group	0.9%

Kforce	0.9%

Apple	0.9%

Alphabet	0.9%

American Express	0.9%

Top Ten Equity Holdings—Short

Percentage of Total Investments

Santander Holdings USA	0.1%

Twilio	0.1%

Intersect ENT	0.1%

ATN International	0.1%

Sunrun	0.1%

CryoLife	0.1%

Triple-S Management	0.1%

Columbia Sportswear	0.1%

Fox Factory Holding	0.1%

Providence Service	0.1%

Disclosure of Fund Expenses (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from August 1, 2019 to January 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

January 31, 2020

	Beginning Account Value 8/1/2019	Ending Account Value 1/31/2020	Annualized Expense Ratios	Expenses Paid During Period*
Burkenroad Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$999.00	1.00%	$5.04
Investor Class	1,000.00	997.90	1.20%	6.04
Class D	1,000.00	996.30	1.50%	7.55

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.16	1.00%	$5.09
Investor Class	1,000.00	1,019.16	1.20%	6.11
Class D	1,000.00	1,017.64	1.50%	7.63

Diversified Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,035.30	0.90%	$4.62
Investor Class	1,000.00	1,034.10	1.15%	5.90

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.67	0.90%	$4.58
Investor Class	1,000.00	1,019.41	1.15%	5.85

Diversified International Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,033.20	1.24%	$6.35
Investor Class	1,000.00	1,032.50	1.39%	7.12

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.95	1.24%	$6.31
Investor Class	1,000.00	1,018.20	1.39%	7.07

Dynamic Asset Allocation Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,042.30	1.40%	$7.21
Investor Class	1,000.00	1,041.50	1.65%	8.49

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.15	1.40%	$7.12
Investor Class	1,000.00	1,016.89	1.65%	8.39

International Small Cap
Actual Fund Return
Institutional Class	$1,000.00	$1,109.40	1.25%	$6.65
Investor Class	1,000.00	1,106.10	1.49%	7.91

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.90	1.25%	$6.36
Investor Class	1,000.00	1,017.69	1.49%	7.58

	Beginning Account Value 8/1/2019	Ending Account Value 1/31/2020	Annualized Expense Ratios	Expenses Paid During Period*
Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,024.10	0.75%	$3.83
Investor Class	1,000.00	1,023.30	0.90%	4.59

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%	$3.82
Investor Class	1,000.00	1,020.67	0.90%	4.58

Microcap Fund
Actual Fund Return
Institutional Class	$1,000.00	$967.40	1.30%	$6.45
Investor Class	1,000.00	965.90	1.55%	7.68

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.65	1.30%	$6.61
Investor Class	1,000.00	1,017.39	1.55%	7.88

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,026.40	0.75%	$3.83
Investor Class	1,000.00	1,026.40	0.85%	4.34

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%	$3.82
Investor Class	1,000.00	1,020.92	0.85%	4.33

Quantitative Long/Short Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,025.40	1.12%	$5.72
Investor Class	1,000.00	1,023.90	1.37%	6.99

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.56	1.12%	$5.70
Investor Class	1,000.00	1,018.30	1.37%	6.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedules of Investments

Burkenroad Small Cap Fund

Description	Shares	Value (000)

Common Stock — 99.0%
Aerospace & Defense — 1.6%
HEICO	27,000	$3,306
Total Aerospace & Defense		3,306

Apparel & Textiles — 1.5%
Oxford Industries	45,000	3,123
Total Apparel & Textiles		3,123

Banks — 10.3%
International Bancshares	97,000	3,822
Prosperity Bancshares	57,000	4,001
Synovus Financial	103,000	3,607
Texas Capital Bancshares*	56,000	3,078
Trustmark	107,000	3,422
United Community Banks	136,000	3,797
Total Banks		21,727

Building & Construction — 4.0%
Taylor Morrison Home, Cl A*	160,000	4,141
TopBuild*	37,000	4,237
Total Building & Construction		8,378

Chemicals — 1.8%
Huntsman	122,000	2,508
Kraton*	82,000	1,349
Total Chemicals		3,857

Commercial Services — 4.3%
ADT	410,000	2,542
Insperity	34,000	2,970
Kforce	96,000	3,557
Total Commercial Services		9,069

Computer Software — 8.9%
ACI Worldwide*	102,000	3,514
Digital Turbine*	405,000	2,527
Ebix	87,000	2,996
j2 Global	40,000	3,834
RealPage*	68,000	3,968
Upland Software*	48,000	1,874
Total Computer Software		18,713

Computers & Services — 2.0%
Lumentum Holdings*	55,000	4,167
Total Computers & Services		4,167

Description	Shares	Value (000)

Engineering Services — 1.8%
MasTec*	65,000	$3,754
Total Engineering Services		3,754

Financial Services — 1.2%
Blucora*	110,000	2,481
Total Financial Services		2,481

Food, Beverage & Tobacco — 1.5%
Fresh Del Monte Produce	98,000	3,075
Total Food, Beverage & Tobacco		3,075

Gas & Natural Gas — 1.9%
Atmos Energy	17,000	1,989
TerraForm Power, Cl A	109,000	1,972
Total Gas & Natural Gas		3,961

Insurance — 5.7%
American National Insurance	24,000	2,644
Amerisafe	56,000	3,831
Kemper	31,000	2,307
Primerica	27,000	3,201
Total Insurance		11,983

Leasing & Renting — 1.8%
Aaron’s	65,000	3,858
Total Leasing & Renting		3,858

Machinery — 4.9%
Alamo Group	31,000	3,861
Chart Industries*	48,000	3,071
Mueller Water Products, Cl A	290,000	3,379
Total Machinery		10,311

Manufacturing — 1.4%
Acuity Brands	25,000	2,947
Total Manufacturing		2,947

Materials — 1.0%
US Concrete*	59,000	2,100
Total Materials		2,100

Media — 5.5%
Cardlytics*	55,000	4,616
Gray Television*	196,000	3,975
Match Group*	37,000	2,894
Total Media		11,485

Schedules of Investments	January 31, 2020

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)

Medical Products & Services — 12.3%
Amedisys*	25,000	$4,412
Arena Pharmaceuticals*	25,000	1,142
Arrowhead Pharmaceuticals*	24,000	1,006
Dicerna Pharmaceuticals*	59,000	1,165
Encompass Health	55,000	4,237
HMS Holdings*	80,000	2,186
Integer Holdings*	49,000	4,185
Lexicon Pharmaceuticals*	200,000	618
Molecular Templates*	58,000	866
REGENXBIO*	18,000	783
Repligen*	13,000	1,305
US Physical Therapy	28,000	3,280
Voyager Therapeutics*	56,000	618
Total Medical Products & Services		25,803

Paper & Paper Products — 1.3%
Neenah	40,000	2,666
Total Paper & Paper Products		2,666

Petroleum & Fuel Products — 6.4%
Archrock	265,000	2,213
Berry Petroleum	210,000	1,438
Cactus, Cl A	93,000	2,680
Diamondback Energy	39,000	2,902
Magnolia Oil & Gas*	252,000	2,651
Select Energy Services, Cl A*	230,000	1,601
Total Petroleum & Fuel Products		13,485

Petroleum Refining — 1.6%
HollyFrontier	74,000	3,324
Total Petroleum Refining		3,324

Real Estate Investment Trust — 5.7%
Lamar Advertising, Cl A	45,000	4,176
Medical Properties Trust	136,000	3,012
Preferred Apartment Communities, Cl A	175,000	2,062
Xenia Hotels & Resorts	143,000	2,673
Total Real Estate Investment Trust		11,923

Retail — 6.9%
Dave & Buster’s Entertainment	51,000	2,252
GMS*	67,000	1,790
Pool	21,000	4,605
Ruth’s Hospitality Group	165,000	3,383
Sally Beauty Holdings*	158,000	2,425
Total Retail		14,455

Description	Shares	Value (000)

Semi-Conductors & Instruments — 3.8%
Cirrus Logic*	53,000	$4,071
Diodes*	74,000	3,821
Total Semi-Conductors & Instruments		7,892
Total Common Stock (Cost $151,461 (000))		207,843

Cash Equivalent (A) — 1.5%
Federated Government Obligations Fund, Cl I, 1.490%	3,051,853	3,052
Total Cash Equivalent (Cost $3,052 (000))		3,052
Total Investments — 100.4% (Cost $154,513 (000))		$210,895

Percentages are based on net assets of $209,961 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class

As of January 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. G.A.A.P.

During the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified Income Fund

Description	Face Amount (000)	Value (000)

Corporate Bonds — 42.9%

Automotive — 2.0%
General Motors Financial (A) 6.500%, VAR ICE LIBOR USD 3 Month+3.436%, 03/30/68	$250	$267
Tesla (B)
5.300%, 08/15/25	500	505
Total Automotive		772

Banks — 3.6%
Bank of America (A) 6.100%, VAR ICE LIBOR USD 3 Month+3.898%, 09/17/68	250	280
Citigroup (A) 5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 07/30/68	250	267
Citizens Financial Group (A) 6.375%, VAR ICE LIBOR USD 3 Month+3.157%, 01/06/69	250	267
JPMorgan Chase (A) 4.600%, VAR United States Secured Overnight Financing Rate+3.125%, 08/01/68	300	306
Wells Fargo (A) 5.900%, VAR ICE LIBOR USD 3 Month+3.110%, 12/15/68	250	272
Total Banks		1,392

Building & Construction — 1.4%
PulteGroup
5.500%, 03/01/26	500	559
Total Building & Construction		559

Computers & Services — 1.3%
CommScope (B)
5.500%, 03/01/24	500	514
Total Computers & Services		514

Consumer Finance — 1.3%
MMC Energy Escrow
9.250%, 10/15/20	500	—
Quicken Loans (B)
5.250%, 01/15/28	500	517
Total Consumer Finance		517

Description	Face Amount (000)	Value (000)

Electrical Utilities — 3.5%
Calpine (B)
4.500%, 02/15/28	$500	$498
Dominion Energy 5.750%, VAR ICE LIBOR USD 3 Month+3.057%, 10/01/54	275	299
NRG Energy (B)
5.250%, 06/15/29	500	539
Total Electrical Utilities		1,336

Entertainment — 3.5%
International Game Technology (B)
6.500%, 02/15/25	500	564
Netflix (B)
4.875%, 06/15/30	500	521
ViacomCBS 6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/57	250	281
Total Entertainment		1,366

Financial Services — 1.3%
Charles Schwab (A) 5.000%, VAR ICE LIBOR USD 3 Month+2.575%, 06/01/68	250	263
Morgan Stanley (A) 5.441%, VAR ICE LIBOR USD 3 Month+3.610%, 07/15/68	250	251
Total Financial Services		514

Food, Beverage & Tobacco — 1.3%
Vector Group (B)
6.125%, 02/01/25	500	498
Total Food, Beverage & Tobacco		498

Hotels & Lodging — 1.3%
Wyndham Destinations (B)
4.625%, 03/01/30	500	513
Total Hotels & Lodging		513

Hotels, Restaurants & Leisure — 1.4%
Hilton Domestic Operating
5.125%, 05/01/26	500	524
Total Hotels, Restaurants & Leisure		524

Schedules of Investments	January 31, 2020

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)

Industrials — 0.6%
General Electric (A) 5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 06/15/68	$250	$249
Total Industrials		249

IT Services — 1.4%
VeriSign
4.750%, 07/15/27	500	528
Total IT Services		528

Media — 2.7%
AMC Networks
5.000%, 04/01/24	500	510
Sirius XM Radio (B)
5.000%, 08/01/27	500	525
Total Media		1,035

Metals & Mining — 0.8%
BHP Billiton Finance USA (B) 6.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.093%, 10/19/75	250	294
Total Metals & Mining		294

Oil, Gas & Consumable Fuels — 0.7%
Enbridge 5.500%, VAR ICE LIBOR USD 3 Month+3.418%, 07/15/77	250	259
Total Oil, Gas & Consumable Fuels		259

Petroleum & Fuel Products — 0.9%
Antero Resources
5.000%, 03/01/25	500	330
Total Petroleum & Fuel Products		330

Petroleum Refining — 1.4%
Sunoco
6.000%, 04/15/27	500	527
Total Petroleum Refining		527

Real Estate Investment Trust — 1.5%
GLP Capital
5.375%, 04/15/26	500	567
Total Real Estate Investment Trust		567

Description	Face Amount (000)/Shares	Value (000)

Real Estate Management & Development — 1.4%
Brookfield Property Partners (B)
5.750%, 05/15/26	$500	$522
Total Real Estate Management & Development		522

Retail — 4.7%
AerCap Global Aviation Trust (B) 6.500%, VAR ICE LIBOR USD 3 Month+4.300%, 06/15/45	250	278
Aramark Services (B)
5.000%, 02/01/28	500	524
Diamond Sports Group (B)
5.375%, 08/15/26	500	498
United Rentals North America
4.875%, 01/15/28	500	521
Total Retail		1,821

Telephones & Telecommunication — 1.3%
Cincinnati Bell Telephone
6.300%, 12/01/28	500	516
Total Telephones & Telecommunication		516

Transportation Services — 1.4%
XPO Logistics (B)
6.750%, 08/15/24	500	539
Total Transportation Services		539

Wireless Telecommunication Services — 2.2%
United States Cellular
6.700%, 12/15/33	500	567
Vodafone Group 7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.873%, 04/04/79	250	295
Total Wireless Telecommunication Services		862
Total Corporate Bonds (Cost $16,021 (000))		16,554

Common Stock — 41.3%
Automotive — 0.8%
Ford Motor	23,079	204
Goodyear Tire & Rubber	8,251	108
Total Automotive		312

Banks — 2.9%
New York Community Bancorp	21,193	234
Northwest Bancshares	16,139	254
PacWest Bancorp	6,407	225

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)

Banks (continued)
People’s United Financial	12,903	$199
Valley National Bancorp	19,135	201
Total Banks		1,113

Chemicals — 0.5%
LyondellBasell Industries, Cl A	2,628	205
Total Chemicals		205

Computers & Services — 1.4%
Seagate Technology	4,730	269
Xerox Holdings	7,074	252
Total Computers & Services		521

Containers & Packaging — 0.3%
Greif, Cl A	2,660	108
Total Containers & Packaging		108

E-Commerce — 0.3%
PetMed Express	4,661	118
Total E-Commerce		118

Electrical Utilities — 3.1%
Consolidated Edison	2,891	272
Duke Energy	1,805	176
Entergy	1,676	220
FirstEnergy	6,725	342
PPL	5,093	184
Total Electrical Utilities		1,194

Financial Services — 0.3%
Legg Mason	2,820	110
Total Financial Services		110

Food, Beverage & Tobacco — 1.3%
Altria Group	4,208	200
Philip Morris International	1,850	153
Universal	2,858	152
Total Food, Beverage & Tobacco		505

Household Products — 0.3%
Newell Brands	6,141	120
Total Household Products		120

Information Technology — 0.7%
International Business Machines	1,810	260
Total Information Technology		260

Description	Shares	Value (000)

Insurance — 2.0%
Metlife	1,717	$85
Old Republic International	6,842	154
Principal Financial Group	2,209	117
Prudential Financial	1,301	119
Safety Insurance Group	1,861	171
Unum Group	4,292	115
Total Insurance		761

Media — 0.8%
Interpublic Group	4,324	98
Omnicom Group	2,520	190
Total Media		288

Medical Products & Services — 1.0%
AbbVie	3,241	262
Five Star Senior Living*	356	2
Gilead Sciences	1,945	123
Total Medical Products & Services		387

Mortgage Real Estate Investment Trust — 0.3%
Starwood Property Trust	4,628	119
Total Mortgage Real Estate Investment Trust		119

Paper & Paper Products — 1.7%
Domtar	3,783	132
International Paper	2,339	95
Schweitzer-Mauduit International	5,152	180
WestRock	6,021	235
Total Paper & Paper Products		642

Petroleum & Fuel Products — 0.9%
Archrock	23,382	195
Helmerich & Payne	4,180	170
Total Petroleum & Fuel Products		365

Petroleum Refining — 0.9%
Chevron	1,223	131
Marathon Petroleum	2,133	117
Valero Energy	1,224	103
Total Petroleum Refining		351

Pharmaceuticals — 0.3%
Pfizer	3,047	113
Total Pharmaceuticals		113

Schedules of Investments	January 31, 2020

Diversified Income Fund (continued)

Description	Shares	Value (000)

Real Estate Investment Trust — 14.7%
Alexandria Real Estate Equities	687	$112
American Campus Communities	2,604	119
Apartment Investment & Management, Cl A	2,045	108
Armada Hoffler Properties	10,252	188
AvalonBay Communities	610	132
Boston Properties	651	93
Brandywine Realty Trust	4,879	76
Cousins Properties	2,732	112
CubeSmart	2,790	88
CyrusOne	1,815	110
DiamondRock Hospitality	9,035	87
Digital Realty Trust	769	95
Diversified Healthcare Trust	5,259	41
Duke Realty	3,747	136
EastGroup Properties	902	123
EPR Properties	2,649	189
Equity Residential	1,417	118
Essex Property Trust	419	130
Extra Space Storage	894	99
Federal Realty Investment Trust	718	90
First Industrial Realty Trust	3,217	137
GEO Group	4,279	68
Healthpeak Properties	3,459	124
Highwoods Properties	1,867	94
Host Hotels & Resorts	4,456	73
Iron Mountain	2,368	75
Kimco Realty	6,485	124
Lamar Advertising, Cl A	1,413	131
Liberty Property Trust	2,081	130
Medical Properties Trust	5,821	129
Mid-America Apartment Communities	944	130
Monmouth Real Estate Investment, Cl A	5,654	83
National Retail Properties	2,117	119
Omega Healthcare Investors	2,945	124
Park Hotels & Resorts	2,827	62
Piedmont Office Realty Trust, Cl A	4,603	107
Public Storage	429	96
Realty Income	1,596	125
Ryman Hospitality Properties	1,287	109
Sabra Health Care	4,847	104
Simon Property Group	1,373	183
SL Green Realty	860	79
STORE Capital	2,993	117
Tanger Factory Outlet Centers	13,087	191
Terreno Realty	2,388	137
Uniti Group	7,235	46
Ventas	1,473	85
Vornado Realty Trust	1,232	81

Description	Shares	Value (000)

Real Estate Investment Trust (continued)
Washington	2,899	$88
Weingarten Realty Investors	2,932	85
Welltower	1,400	119
Weyerhaeuser	2,559	74
Total Real Estate Investment Trust		5,675

Retail — 2.7%
American Eagle Outfitters	8,521	123
Brinker International	4,293	183
Buckle	11,741	287
Foot Locker	3,144	119
Hanesbrands	8,673	119
Kohl’s	4,560	195
Total Retail		1,026

Semi-Conductors & Instruments — 0.3%
Broadcom	405	124
Total Semi-Conductors & Instruments		124

Specialized Consumer Services — 0.3%
H&R Block	4,949	115
Total Specialized Consumer Services		115

Telecommunication Services — 1.1%
Cogent Communications Holdings	6,188	439
Total Telecommunication Services		439

Telephones & Telecommunication — 1.3%
AT&T	7,946	299
Verizon Communications	3,470	206
Total Telephones & Telecommunication		505

Wholesale — 1.1%
Cardinal Health	3,626	185
Patterson	11,711	257
Total Wholesale		442
Total Common Stock (Cost $14,652 (000))		15,918

Preferred Stock — 8.3%
Automotive — 0.7%
Ford Motor 6.200%, 06/01/2059	10,000	266
Total Automotive		266

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)

Preferred Stock (continued)
Banks — 1.3%
BancorpSouth Bank 5.500% (A)	10,000	$261
CIT Group 5.625% (A)	10,000	262
Total Banks		523

Electrical Utilities — 1.4%
Duke Energy 5.625%, 09/15/2078	10,000	276
Southern 4.950%, 01/30/2080	10,000	255
Total Electrical Utilities		531

Financial Services — 0.7%
Northern Trust 4.700% (A)	10,000	262
Total Financial Services		262

Insurance — 2.1%
Allstate 5.100% (A)	10,000	264
American International Group 5.850% (A)	10,000	274
WR Berkley 5.700%, 03/30/2058	10,000	274
Total Insurance		812

Real Estate Management & Development — 0.7%
Brookfield Property Partners 6.500% (A)	10,000	266
Total Real Estate Management & Development		266

Telecommunication Services — 0.7%
Qwest 6.750%, 06/15/2057	10,000	262
Total Telecommunication Services		262

Telephones & Telecommunication — 0.7%
AT&T 5.000% (A)	10,000	260
Total Telephones & Telecommunication		260
Total Preferred Stock (Cost $3,000 (000))		3,182

Description	Shares	Value (000)

Registered Investment Companies — 4.3%

Commodity and Currency Exchange Traded Fund — 4.0%
Alerian MLP ETF	191,189	$1,534
Total Commodity and Currency Exchange Traded Fund		1,534

Open-End Funds — 0.3%
BlackRock Floating Rate Income Portfolio	13,811	138
BlackRock High Yield Bond Portfolio	119	1
Total Open-End Funds		139

Exchange Traded Fund — 0.0%
VanEck Vectors Preferred Securities ex Financials ETF	95	2
Total Exchange Traded Fund		2
Total Registered Investment Companies (Cost $1,815 (000))		1,675

Cash Equivalent (C) — 2.7%
Federated Government Obligations Fund, Cl I, 1.490%	1,045,093	1,045
Total Cash Equivalent (Cost $1,045 (000))		1,045
Total Investments — 99.4% (Cost $36,533 (000))		$38,374

Percentages are based on net assets of $38,593 (000).

*	Non-income producing security.
(A)	Perpetual Maturity
(B)

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2020, the value of these securities amounted to $7,489 (000), representing 19.4% of the net assets.

(C)	The rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class

ICE — Intercontinental Exchange

ETF — Exchange Traded Fund

LIBOR — London Inter-bank Offered Rate

MLP — Master Limited Partnership

USD — United States Dollar

VAR — Variable Rate

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

Schedules of Investments	January 31, 2020

Diversified Income Fund (concluded)

The following is a list of the level of inputs used as of January 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$16,554	$—	$16,554
Common Stock	15,918	—	—	15,918
Preferred Stock	3,182	—	—	3,182
Registered Investment Companies	1,675	—	—	1,675
Cash Equivalent	1,045	—	—	1,045

Total Investments in Securities	$21,820	$16,554	$—	$38,374

Amounts designated as “—” are either $0 or have been rounded to $0.

During the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified International Fund

Description	Shares	Value (000)

Common Stock — 96.9%

Australia — 1.1%
BHP Group ADR	47,773	$2,442
Total Australia		2,442

Austria — 3.0%
Erste Group Bank	76,909	2,818
Schoeller-Bleckmann Oilfield Equipment	32,436	1,496
Voestalpine	102,381	2,483
Total Austria		6,797

Brazil — 1.4%
Banco Bradesco ADR	403,194	3,076
Total Brazil		3,076

Canada — 2.4%
Magna International	66,852	3,391
Rogers Communications, Cl B	42,355	2,121
Total Canada		5,512

Chile — 0.7%
Sociedad Quimica y Minera de Chile ADR	60,253	1,693
Total Chile		1,693

China — 3.7%
Anhui Conch Cement, Cl H	613,500	3,896
Baidu ADR*	18,518	2,288
BYD, Cl H	421,500	2,191
Total China		8,375

Colombia — 1.5%
Bancolombia ADR	64,513	3,385
Total Colombia		3,385

Czech Republic — 0.7%
Komercni Banka	44,325	1,527
Total Czech Republic		1,527

France — 8.8%
Capgemini	27,541	3,414
Eurofins Scientific	7,097	3,803
Safran	39,248	6,323
Societe Generale	93,595	3,021
Sodexo	31,708	3,317
Total France		19,878

Description	Shares	Value (000)

Germany — 5.6%
Continental	23,094	$2,622
Merck KGaA	33,618	4,300
MTU Aero Engines	9,245	2,810
Vonovia	51,550	2,941
Total Germany		12,673

Hong Kong — 5.0%
ANTA Sports Products	429,000	3,737
China Life Insurance, Cl H	1,271,000	3,023
Shanghai Fosun Pharmaceutical Group, Cl H	748,500	1,997
Sinopharm Group, Cl H	815,600	2,641
Total Hong Kong		11,398

India — 4.0%
HDFC Bank ADR	69,265	3,967
ICICI Bank ADR	348,167	5,077
Total India		9,044

Italy — 1.6%
Prysmian	161,481	3,578
Total Italy		3,578

Japan — 6.5%
Denso	92,600	3,808
Hitachi	86,700	3,304
Secom	54,200	4,803
Toray Industries	426,600	2,799
Total Japan		14,714

Mexico — 1.5%
Grupo Financiero Banorte, Cl O	543,800	3,347
Total Mexico		3,347

Netherlands — 4.9%
Heineken	41,917	4,562
RELX	154,768	4,093
Royal Dutch Shell, Cl A	96,501	2,530
Total Netherlands		11,185

Norway — 4.7%
DNB	259,312	4,541
Equinor ADR	189,588	3,447
Norsk Hydro	820,429	2,573
Total Norway		10,561

Schedules of Investments	January 31, 2020

Diversified International Fund (continued)

Description	Shares	Value (000)

Panama — 1.5%
Carnival	76,801	$3,343
Total Panama		3,343

Singapore — 2.2%
DBS Group Holdings	206,900	3,810
United Industrial	535,300	1,103
Total Singapore		4,913

South Korea — 2.0%
Samsung Electronics	96,284	4,501
Total South Korea		4,501

Spain — 2.9%
Amadeus IT Group, Cl A	83,743	6,546
Total Spain		6,546

Switzerland — 6.3%
Credit Suisse Group ADR	225,427	2,843
Novartis ADR	61,450	5,807
Roche Holding	16,819	5,638
Total Switzerland		14,288

Taiwan — 5.6%
ASE Technology Holding	1,339,376	3,244
Hon Hai Precision Industry	1,124,880	3,063
Taiwan Semiconductor Manufacturing	626,000	6,467
Total Taiwan		12,774

Turkey — 0.0%
Akbank T.A.S.	1	—
Total Turkey		—

United Kingdom — 10.8%
BAE Systems	411,204	3,415
Barclays	1,540,270	3,406
Diageo	148,806	5,872
GVC Holdings	292,104	3,375
HSBC Holdings	439,472	3,193
ITV	1,190,290	2,120
Rio Tinto ADR	58,938	3,149
Total United Kingdom		24,530

United States — 8.5%
Check Point Software Technologies*	31,161	3,562
Core Laboratories	57,421	2,017
Everest Re Group	17,804	4,924

Description	Shares	Value (000)

United States (continued)
ICON*	52,142	$8,792
Total United States		19,295
Total Common Stock (Cost $162,160 (000))		219,375

Cash Equivalents (A) — 2.7%

Dreyfus Government Cash Management, Cl I, 1.500%	2,214,378	2,214
Federated Government Obligations Fund, Cl I, 1.490%	3,970,922	3,971
Total Cash Equivalents (Cost $6,185 (000))		6,185
Total Investments — 99.6% (Cost $168,345 (000))		$225,560

Percentages are based on net assets of $226,467 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2020.

ADR — American Depositary Receipt

Cl — Class

The following is a list of the level of inputs used as of January 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Securities
Common Stock
Australia	$2,442	$—	$—	$2,442
Austria	—	6,797	—	6,797
Brazil	3,076	—	—	3,076
Canada	5,512	—	—	5,512
Chile	1,693	—	—	1,693
China	2,288	6,087	—	8,375
Colombia	3,385	—	—	3,385
Czech Republic	—	1,527	—	1,527
France	—	19,878	—	19,878
Germany	—	12,673	—	12,673
Hong Kong	—	11,398	—	11,398
India	9,044	—	—	9,044
Italy	—	3,578	—	3,578
Japan	—	14,714	—	14,714
Mexico	3,347	—	—	3,347
Netherlands	—	11,185	—	11,185
Norway	3,447	7,114	—	10,561
Panama	3,343	—	—	3,343

Schedules of Investments

Diversified International Fund (concluded)

	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Singapore	$—	$4,913	$—	$4,913
South Korea	—	4,501	—	4,501
Spain	—	6,546	—	6,546
Switzerland	8,650	5,638	—	14,288
Taiwan	—	12,774	—	12,774
Turkey	—	—	—	—
United Kingdom	3,150	21,380	—	24,530
United States	19,295	—	—	19,295

Total Common Stock	68,672	150,703	—	219,375

Cash Equivalents	6,185	—	—	6,185

Total Investments in Securities	$74,857	$150,703	$—	$225,560

Amounts designated as “—” are either $0 or have been rounded to $0.

Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

During the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2020

Dynamic Asset Allocation Fund

Description	Shares	Value (000)

Registered Investment Companies — 99.2%
Equity Exchange Traded Funds — 43.0%
iShares Core S&P 500 ETF	5,770	$1,865
iShares MSCI EAFE Index Fund	16,059	1,084
iShares MSCI EAFE Small-Capital ETF	6,057	363
iShares MSCI Emerging Markets ETF	27,442	1,156
iShares MSCI Frontier 100 ETF	12,352	378
iShares Russell 2000 ETF	5,677	911
iShares US Preferred Stock ETF	15,104	576
SPDR S&P Emerging Markets SmallCap ETF	8,356	365
Total Equity Exchange Traded Funds		6,698

Fixed Income Exchange Traded Funds — 30.5%
Invesco Senior Loan ETF	24,072	544
iShares 20+ Year Treasury Bond ETF	10,282	1,501
iShares Core U.S. Aggregate Bond ETF	12,650	1,450
iShares iBoxx $ High Yield Corporate Bond ETF	4,268	374
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,381	574
SPDR Bloomberg Barclays International Treasury Bond ETF	10,758	311
Total Fixed Income Exchange Traded Funds		4,754

Real Estate Exchange Traded Funds — 13.2%
Vanguard Global ex-U.S. Real Estate ETF	12,804	736
Vanguard Real Estate ETF	13,997	1,315
Total Real Estate Exchange Traded Funds		2,051

Commodity and Currency Exchange Traded Funds — 12.5%
First Trust North American Energy Infrastructure Fund	24,751	635
iShares Commodities Select Strategy ETF	10,323	311
iShares MSCI Global Gold Miners ETF	15,967	380
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	18,549	623
Total Commodity and Currency Exchange Traded Funds		1,949
Total Registered Investment Companies (Cost $14,354 (000))		15,452

Cash Equivalent (A) — 2.3%
Federated Government Obligations Fund, Cl I, 1.490%	354,755	355
Total Cash Equivalent (Cost $355 (000))		355
Total Investments — 101.5% (Cost $14,709 (000))		$15,807

Percentages are based on net assets of $15,577 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class

EAFE — Europe, Australasia and the Far East

EM — Emerging Markets

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

As of January 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

International Small Cap Fund

Description	Shares	Value (000)

Common Stock — 93.6%

Australia — 1.4%
JB Hi-Fi	4,931	$129
Sandfire Resources	15,431	57
Total Australia		186

Belgium — 0.8%
KBC Ancora	2,197	109
Total Belgium		109

Canada — 3.4%
Fiera Capital, Cl A	11,966	113
Mullen Group	5,478	37
Northland Power	3,752	84
Parex Resources*	3,849	61
Pivot Technology Solutions	72,902	98
Superior Plus	7,782	68
Total Canada		461

Denmark — 0.3%
H+H International, Cl B*	2,276	43
Total Denmark		43

Finland — 4.1%
Altia	7,706	75
Caverion	7,362	60
Exel Composites	10,563	74
Oriola, Cl B	29,932	71
Scanfil	7,338	42
Siili Solutions	6,901	71
Terveystalo	6,944	93
Tokmanni Group	4,943	72
Total Finland		558

France — 4.2%
Eiffage	1,085	125
Envea	1,528	174
Faurecia	839	40
Fountaine Pajot	322	38
Nexity	2,113	102
Virbac*	370	91
Total France		570

Germany — 6.1%
Cewe Stiftung & KGAA	1,051	120
Corestate Capital Holding	1,946	86
Dialog Semiconductor*	1,497	66

Description	Shares	Value (000)

Germany (continued)
DIC Asset	7,012	$131
DMG Mori	1,992	94
Draegerwerk & KGaA	1,493	68
Eckert & Ziegler	893	170
Freenet	3,011	67
Rheinmetall	258	28
Total Germany		830

Hong Kong — 3.0%
CITIC Telecom International Holdings	244,766	85
Dynam Japan Holdings	74,000	93
K Wah International Holdings	178,751	87
Melco International Development	38,533	83
Tianneng Power International	90,000	60
Total Hong Kong		408

Israel — 2.5%
AudioCodes	6,566	145
Elco	2,062	81
Kamada*	18,076	118
Total Israel		344

Italy — 8.7%
A2A	67,711	135
ACEA	5,977	140
Azimut Holding	9,179	225
Cerved Group	5,719	56
DiaSorin	1,433	176
Hera	26,635	121
Iren	11,116	37
Italgas	20,419	136
Saipem*	11,364	47
Unieuro	7,941	111
Total Italy		1,184

Japan — 27.5%
Adastria	2,200	43
Broadleaf	13,400	74
Capcom	4,700	133
Cybernet Systems	8,300	67
Daiwabo Holdings	1,600	89
Ebara Jitsugyo	5,000	102
Financial Products Group	9,500	89
Foster Electric	2,900	43
Fukui Computer Holdings	6,100	187
Glory	3,400	97
Happinet	2,700	33

Schedules of Investments	January 31, 2020

International Small Cap Fund (continued)

Description	Shares	Value (000)

Japan (continued)
Itochu Enex	11,300	$96
Jeol	4,500	146
Kintetsu World Express	7,000	112
Kito	5,700	86
K’s Holdings	6,800	83
KYORIN Holdings	5,300	96
Meitec	2,200	126
NichiiGakkan	9,000	124
Nichi-iko Pharmaceutical	7,500	88
Nihon Dengi	2,200	71
Nisso	9,400	87
Nojima	5,300	105
Odelic	900	40
Optorun	1,100	29
Organo	2,200	139
PAL GROUP Holdings	2,000	59
Relia	6,000	80
Riso Kagaku	5,200	89
SBS Holdings	3,800	63
Shibaura Mechatronics	3,400	116
SRA Holdings	1,400	33
St. Marc Holdings	4,100	86
Sumitomo Densetsu	3,500	85
Systena	6,500	109
Techno Ryowa	8,100	67
T-Gaia	4,300	106
Tokuyama	3,600	91
Topcon	5,300	73
Tosei	6,700	87
Will Group	3,400	33
Yuasa Trading	3,300	105
ZERIA Pharmaceutical	4,200	74
Total Japan		3,741

Netherlands — 1.5%
Pharming Group*	39,464	58
Signify	4,245	141
Total Netherlands		199

Norway — 2.1%
AF Gruppen	7,029	131
PGS*	31,740	61
Selvaag Bolig	15,705	90
Total Norway		282

Description	Shares	Value (000)

Singapore — 2.3%
Best World International	70,700	$70
Cache Logistics Trust	119,200	61
Mapletree Industrial Trust	90,076	184
Total Singapore		315

South Korea — 3.0%
Dongwon Development	32,979	108
Huons	2,270	90
JW Pharmaceutical	3,866	94
Maeil Dairies*	1,479	112
Total South Korea		404

Spain — 2.8%
CIE Automotive	4,254	93
Faes Farma	34,289	185
Grupo Empresarial San Jose*	7,349	53
Talgo*	7,972	53
Total Spain		384

Sweden — 4.2%
Doro*	8,525	42
Instalco	7,727	110
Lindab International	10,535	119
Medcap*	11,963	196
Scandi Standard	5,244	40
Semcon	9,556	66
Total Sweden		573

Switzerland — 4.0%
Adecco Group	1,681	98
Conzzeta	109	124
Galenica	1,835	125
Intershop Holding	173	112
Rieter Holding	655	86
Total Switzerland		545

United Kingdom — 11.2%
Avast	20,183	113
C&C Group	10,704	51
Drax Group	23,049	83
EMIS Group	7,573	115
Firstgroup*	20,928	34
Games Workshop Group	1,788	157
Go-Ahead Group	3,354	91
Man Group	33,723	68
Polypipe Group	15,661	111
Redrow	13,218	140

Schedules of Investments

International Small Cap Fund (concluded)

Description	Shares	Value (000)

United Kingdom (continued)
Safestore Holdings	12,372	$132
Spirent Communications	33,285	98
Springfield Properties	23,601	45
SThree	24,947	120
Tate & Lyle	12,621	132
Vectura Group	29,124	36
Total United Kingdom		1,526

United States — 0.5%
Hudson, Cl A*	5,870	64
Total United States		64
Total Common Stock (Cost $11,243 (000))		12,726

Preferred Stock — 1.2%

Germany — 1.2%
STO & KGaA 0.247%	918	108
Schaeffler 3.391%	6,152	61
Total Germany		169
Total Preferred Stock (Cost $180 (000))		169

Cash Equivalents (A) — 4.4%
Dreyfus Government Cash Management, Cl I, 1.500%	330,208	330
Federated Government Obligations Fund, Cl I, 1.490%	271,023	271
Total Cash Equivalents (Cost $601 (000))		601
Total Investments — 99.2% (Cost $12,024 (000))		$13,496

Percentages are based on net assets of $13,601 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class

The following is a list of the level of inputs used as of January 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Securities
Common Stock
Australia	$—	$186	$—	$186
Belgium	—	109	—	109
Canada	461	—	—	461
Denmark	—	43	—	43
Finland	—	558	—	558
France	—	570	—	570
Germany	—	830	—	830
Hong Kong	—	408	—	408
Israel	—	344	—	344
Italy	—	1,184	—	1,184
Japan	—	3,741	—	3,741
Netherlands	—	199	—	199
Norway	—	282	—	282
Singapore	—	315	—	315
South Korea	—	404	—	404
Spain	—	384	—	384
Sweden	—	573	—	573
Switzerland	—	545	—	545
United Kingdom	—	1,526	—	1,526
United States	64	—	—	64

Total Common Stock	525	12,201	—	12,726

Preferred Stock	—	169	—	169

Cash Equivalents	601	—	—	601

Total Investments in Securities	$1,126	$12,370	$—	$13,496

Amounts designated as “—” are either $0 or have been rounded to $0.

Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

During the year ended January 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2020

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 90.4%
Louisiana — 90.4%
Ascension Parish, RB, AGM
Callable 03/02/20 @ 100
3.250%, 04/01/35	$85	$85
Bienville, Parish School District No. 1 Arcadia, GO, BAM
Callable 03/01/28 @ 100
3.000%, 03/01/30	150	163
Central, Community School System, GO
Callable 03/01/24 @ 100
4.000%, 03/01/30	150	163
Central, Community School System, RB
4.000%, 01/01/30	275	327
Desoto, Parish School Board, RB
Callable 05/01/22 @ 100
3.500%, 05/01/32	270	279
Iberia, Parishwide School District, GO
Callable 03/01/24 @ 100
3.750%, 03/01/33	275	293
Lafayette, Parish Law Enforcement District, Limited Tax, GO
Callable 03/01/22 @ 100
3.250%, 03/01/32	180	185
Lafayette, Parish School Board, RB
Callable 04/01/27 @ 100
4.000%, 04/01/40	250	282
Lafayette, Utilities Revenue, RB, AGM
Callable 11/01/27 @ 100
4.000%, 11/01/35	150	172
Lafayette, Utilities Revenue, RB, AGM
Callable 05/01/29 @ 100
5.000%, 11/01/44	100	124
Lafourche, Parish School Board, GO, BAM
Callable 03/01/27 @ 100
3.125%, 03/01/37	250	265
Louisiana, Local Government Environmental Facilities & Community Development Authority, Bossier City Project, RB
Callable 11/01/25 @ 100
5.000%, 11/01/32	150	180
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB
Callable 12/01/21 @ 100
4.125%, 12/01/32	100	104

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM,
Pre-Refunded @ 100
4.625%, 09/01/21 (A)	$200	$212
Louisiana, Local Government Environmental Facilities & Community Development Authority, Plaquemines Project, RB, AGM
Callable 09/01/22 @ 100
4.000%, 09/01/37	200	210
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB, BAM
Callable 02/01/28 @ 100
5.000%, 02/01/30	150	191
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB
Callable 10/01/24 @ 100
5.000%, 10/01/34	250	288
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM
Callable 07/01/21 @ 100
4.900%, 07/01/41	175	184
Louisiana, Transportation Authority, Ser A, RB
Callable 08/15/23 @ 100
4.500%, 08/15/43	250	271
Plaquemine City, Sales & Use Tax Project, RB, AGM
Callable 12/01/27 @ 100
3.500%, 12/01/29	250	284
Plaquemines Parish, Ser A, RB
Callable 03/02/20 @ 101
4.550%, 03/01/28	115	116
Shreveport, Louisiana Water & Sewer Revenue, Ser C, RB, BAM
Callable 12/01/28 @ 100
4.000%, 12/01/33	210	245
St. Charles Parish, School District No. 1, GO
Callable 03/01/22 @ 100
3.000%, 03/01/30	200	205
St. John the Baptist Parish, GO
Callable 03/01/25 @ 100
3.500%, 03/01/30	110	120

Schedules of Investments

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Louisiana (continued)
St. Tammany Parish, Hospital Service District No. 2, GO
Callable 03/01/22 @ 100
3.125%, 03/01/32	$260	$266
St. Tammany Parish, Recreation District No. 14, GO
Callable 04/01/24 @ 100
3.750%, 04/01/34	175	188
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM, Pre-Refunded @ 100 5.250%, 04/01/21 (A)	100	105
West Ouachita, Parish School District, RB
Callable 09/01/25 @ 100
3.750%, 09/01/34	190	207
Zachary, Community School District No. 1, GO
Callable 03/01/22 @ 100
3.500%, 03/01/32	200	207
Total Louisiana		5,921
Total Municipal Bonds (Cost $5,568 (000))		5,921

Cash Equivalent (B) — 8.7%
Federated Government Obligations Fund, Cl I, 1.490%	573,557	574
Total Cash Equivalent (Cost $574 (000))		574
Total Investments — 99.1% (Cost $6,142 (000))		$6,495

Percentages are based on net assets of $6,551 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2020.

AGM — Assured Guaranty Municipal

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of January 31, 2020 in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$5,921	$—	$5,921
Cash Equivalent	574	—	—	574

Total Investments in Securities	$574	$5,921	$—	$6,495

Amounts designated as “—” are either $0 or have been rounded to $0.

During the year ended January 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2020

Microcap Fund

Description	Shares	Value (000)

Common Stock — 94.6%

Aerospace & Defense — 2.1%
Ducommun*	3,145	$129
Vectrus*	2,545	142
Total Aerospace & Defense		271

Air Freight & Logistics — 0.9%
Radiant Logistics*	24,500	118
Total Air Freight & Logistics		118

Banks — 13.2%
Camden National	2,615	124
Capital City Bank Group	4,937	141
CBTX	4,500	133
Dime Community Bancshares	5,399	105
Federal Agricultural Mortgage, Cl C	1,750	134
Financial Institutions	4,924	153
Horizon Bancorp	7,826	132
Midland States Bancorp	4,687	124
Parke Bancorp	6,292	135
Peapack Gladstone Financial	5,100	149
Southern National Bancorp of Virginia	7,873	122
TriState Capital Holdings*	5,974	137
Univest Financial	5,600	139
Total Banks		1,728

Building & Construction — 0.9%
Beazer Homes USA*	9,000	124
Total Building & Construction		124

Capital Markets — 4.4%
Cowen, Cl A*	9,502	153
Pzena Investment Management, Cl A	16,424	135
Silvercrest Asset Management Group, Cl A	11,000	131
Virtus Investment Partners	1,294	158
Total Capital Markets		577

Chemicals — 2.6%
Advanced Emissions Solutions	18,129	207
Hawkins	3,260	136
Total Chemicals		343

Commercial Services & Supplies — 2.2%
Acme United	7,130	171
Heritage-Crystal Clean*	4,022	114
Total Commercial Services & Supplies		285

Description	Shares	Value (000)

Computers & Services — 1.7%
Digi International*	6,909	$109
PC-Telephone	14,800	119
Total Computers & Services		228

Construction & Engineering — 1.9%
Great Lakes Dredge & Dock*	10,824	113
Northwest Pipe*	4,184	137
Total Construction & Engineering		250

Construction Materials — 0.8%
United States Lime & Minerals	1,209	109
Total Construction Materials		109

Consumer Electronics — 1.0%
Universal Electronics*	2,700	134
Total Consumer Electronics		134

Consumer Finance — 4.5%
Elevate Credit*	38,744	225
EZCORP, Cl A*	29,845	186
Regional Management*	6,420	177
Total Consumer Finance		588

Containers & Packaging — 1.0%
UFP Technologies*	2,776	129
Total Containers & Packaging		129

Data Processing & Outsourced Services — 1.0%
CRA International	2,430	129
Total Data Processing & Outsourced Services		129

Distributors — 0.8%
Funko, Cl A*	7,210	108
Total Distributors		108

Diversified Financial Services — 1.2%
Marlin Business Services	8,190	161
Total Diversified Financial Services		161

E-Commerce — 1.9%
PetMed Express	5,135	129
Rubicon Project*	13,000	122
Total E-Commerce		251

Schedules of Investments

Microcap Fund (continued)

Description	Shares	Value (000)

Electric Utilities — 1.1%
Spark Energy, Cl A	14,657	$139
Total Electric Utilities		139

Energy Equipment & Services — 1.0%
Matrix Service*	6,711	135
Total Energy Equipment & Services		135

Engineering Services — 1.8%
IES Holdings*	5,197	130
Sterling Construction*	8,000	105
Total Engineering Services		235

Entertainment — 0.9%
RCI Hospitality Holdings	7,000	124
Total Entertainment		124

Financial Services — 3.1%
Enova International*	8,908	223
On Deck Capital*	44,253	181
Total Financial Services		404

Food Products — 1.4%
Freshpet*	2,848	179
Total Food Products		179

Gas & Natural Gas — 1.0%
Overseas Shipholding Group, Cl A*	76,459	136
Total Gas & Natural Gas		136

Health Care Equipment & Supplies — 1.1%
FONAR*	6,769	143
Total Health Care Equipment & Supplies		143

Health Care Providers & Services — 0.9%
Joint*	7,052	118
Total Health Care Providers & Services		118

Health Care Technology — 1.2%
MTBC*	31,561	153
Total Health Care Technology		153

Hotels, Restaurants & Leisure — 3.1%
El Pollo Loco Holdings*	8,732	120
Inspired Entertainment*	20,451	120
Monarch Casino & Resort*	3,148	169
Total Hotels, Restaurants & Leisure		409

Description	Shares	Value (000)

Insurance — 7.8%
Citizens, Cl A*	31,487	$191
FedNat Holding	8,783	136
Heritage Insurance Holdings	10,116	122
Kingstone	17,360	137
Protective Insurance	12,998	203
Tiptree	17,566	120
Watford Holdings*	5,035	110
Total Insurance		1,019

Internet & Direct Marketing Retail — 0.2%
Waitr Holdings*	82,204	28
Total Internet & Direct Marketing Retail		28

Media — 0.8%
DHI Group*	37,000	104
Total Media		104

Medical Products & Services — 1.8%
Lantheus Holdings*	5,884	103
Zynex*	14,000	134
Total Medical Products & Services		237

Mortgage Real Estate Investment Trust — 1.1%
Exantas Capital	11,588	140
Total Mortgage Real Estate Investment Trust		140

Mortgage Real Estate Investment Trusts (REITs) — 2.7%
Cherry Hill Mortgage Investment	10,300	158
Dynex Capital	11,356	203
Total Mortgage Real Estate Investment Trusts (REITs)		361

Oil, Gas & Consumable Fuels — 2.3%
Bonanza Creek Energy*	6,147	112
Hallador Energy	53,160	88
W&T Offshore*	25,078	104
Total Oil, Gas & Consumable Fuels		304

Personal Products — 1.0%
Lifevantage*	8,383	137
Total Personal Products		137

Petroleum & Fuel Products — 2.3%
DMC Global	3,501	146
Panhandle Oil and Gas, Cl A	20,928	152
Total Petroleum & Fuel Products		298

Schedules of Investments	January 31, 2020

Microcap Fund (concluded)

Description	Shares	Value (000)

Professional Services — 1.0%
Barrett Business Services	1,617	$134
Total Professional Services		134

Real Estate Investment Trust — 4.0%
BRT Apartments	7,980	137
City Office	9,000	122
CorEnergy Infrastructure Trust	3,120	142
Sotherly Hotels	20,643	129
Total Real Estate Investment Trust		530

Retail — 1.1%
MasterCraft Boat Holdings*	8,000	141
Total Retail		141

Semi-Conductors & Instruments — 2.9%
Ichor Holdings*	4,274	143
Photronics*	8,484	108
Ultra Clean Holdings*	5,914	136
Total Semi-Conductors & Instruments		387

Software — 1.1%
GlobalSCAPE	12,040	139
Total Software		139

Specialty Retail — 1.4%
Zumiez*	5,812	181
Total Specialty Retail		181

Telecommunication Services — 1.3%
Meet Group*	32,610	173
Total Telecommunication Services		173

Thrifts & Mortgage Finance — 1.0%
Sachem Capital	30,500	129
Total Thrifts & Mortgage Finance		129

Trading Companies & Distributors — 2.1%
Foundation Building Materials*	7,590	135
Lawson Products*	3,038	144
Total Trading Companies & Distributors		279
Total Common Stock (Cost $12,296 (000))		12,429

Description	Shares	Value (000)

Cash Equivalent (A) — 5.5%
Federated Government Obligations Fund, Cl I, 1.490%	718,678	$719
Total Cash Equivalent (Cost $719 (000))		719
Total Investments — 100.1% (Cost $13,015 (000))		$13,148

Percentages are based on net assets of $13,134 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class

As of January 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 92.0%

Mississippi — 92.0%
City of Ocean Springs Mississippi, GO
4.000%, 12/01/29	$250	$305
Clinton, Public School District, GO
Callable 10/01/21 @ 100
2.750%, 10/01/28	150	154
Copiah County, GO
Callable 04/01/25 @ 100
3.500%, 04/01/32	390	411
Forrest County, GO
Callable 03/01/24 @ 100
4.000%, 03/01/27	385	429
Lauderdale County, GO
3.000%, 04/01/26	150	165
Lauderdale County, GO
Callable 11/01/25 @ 100
3.250%, 11/01/31	250	267
Callable 11/01/25 @ 100
3.000%, 11/01/30	100	106
Long Beach School District, GO, BAM
4.000%, 03/01/27	275	325
Mississippi State, Development Bank, Brandon Public Improvement Project, RB
Callable 03/01/25 @ 100
3.000%, 03/01/30	155	164
Mississippi State, Development Bank, Clinton Public School District, RB
Callable 04/01/29 @ 100
4.000%, 04/01/37	100	115
Mississippi State, Development Bank, Flowood Refunding Project, RB, Pre-Refunded @ 100
4.125%, 11/01/21 (A)	200	211
Mississippi State, Development Bank, Gulf Coast Community College District, RB
Callable 12/01/26 @ 100
3.375%, 12/01/39	250	266
Mississippi State, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/34	400	545
Mississippi State, Development Bank, Hinds County Project, RB
5.000%, 11/01/26	75	93

Description	Face Amount (000)	Value (000)

Mississippi (continued)
Mississippi State, Development Bank, Jackson Public School District Project, RB
Callable 04/01/23 @ 100
5.000%, 04/01/28	$530	$588
Mississippi State, Development Bank, Jones County Junior College Project, RB, BAM
Callable 05/01/26 @ 100
3.500%, 05/01/35	200	213
Mississippi State, Development Bank, Marshall Country Industrial Development Authority, RB
Callable 01/01/25 @ 100
3.750%, 01/01/35	200	215
Mississippi State, Development Bank, Meridian Apartment Center Project, RB
5.000%, 03/01/25	360	425
Mississippi State, Development Bank, Pearl Capital Improvement Project, RB, AGM
Callable 12/01/21 @ 100
4.000%, 12/01/31	205	213
Mississippi State, Development Bank, Pearl River Community College Project, RB, AGM
Callable 09/01/22 @ 100
3.375%, 09/01/36	750	774
Mississippi State, Development Bank, Tax Increment Financing Project, RB
Callable 03/02/20 @ 100
4.500%, 05/01/24	120	120
Mississippi State, Development Bank, Water & Sewer Project, RB, AGM
Callable 03/01/22 @ 100
3.500%, 03/01/32	400	412
Mississippi State, Gaming Tax Revenue, Ser E, RB
5.000%, 10/15/25	500	606
Mississippi State, Ser D, GO
Callable 12/01/27 @ 100
3.000%, 12/01/37	500	533
Mississippi State, State Capital Improvement Project, Ser A, GO
Callable 10/01/21 @ 100
4.000%, 10/01/36	400	416

Schedules of Investments	January 31, 2020

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)

Mississippi (continued)
Callable 10/01/21 @ 100
3.750%, 10/01/31	$510	$528
Mississippi State, University Educational Building, RB
Callable 08/01/27 @ 100
4.000%, 08/01/43	500	558
Oktibbeha County, Ser A, GO, AGM
Callable 11/01/28 @ 100
4.000%, 11/01/29	270	323
Oxford, School District, GO
Callable 04/01/27 @ 100
3.000%, 04/01/31	300	322
Oxford, Ser B, GO
Callable 08/01/25 @ 100
3.125%, 08/01/33	575	608
Starkville, GO
4.000%, 06/01/27	400	476
University of Southern Mississippi, Facilities Refinancing Project, Ser A, RB
Callable 03/01/25 @ 100
3.250%, 03/01/33	425	451
Total Mississippi		11,337
Total Municipal Bonds (Cost $10,603 (000))		11,337

Cash Equivalent (B) — 7.1%
Federated Government Obligations Fund, Cl I, 1.490%	878,363	878
Total Cash Equivalent (Cost $878 (000))		878
Total Investments — 99.1% (Cost $11,481 (000))		$12,215

Percentages are based on net assets of $12,322 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2020.

AGM — Assured Guaranty Municipal

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of January 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$11,337	$—	$11,337
Cash Equivalent	878	—	—	878

Total Investments in Securities	$878	$11,337	$—	$12,215

Amounts designated as “—” are either $0 or have been rounded to $0.

For the year ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Quantitative Long/Short Fund

Description	Shares	Value (000)

Common Stock — 69.5%
Aerospace & Defense — 1.3%
L3Harris Technologies (A)	3,800	$841
Lockheed Martin (A)	2,100	899
Total Aerospace & Defense		1,740
Automotive — 2.2%
AutoZone* (A)	800	846
Dana (A)	51,500	794
Gentherm*	16,400	756
Stoneridge*	21,600	602
Total Automotive		2,998
Banks — 2.7%
Essent Group	10,200	506
JPMorgan Chase (A)	8,300	1,099
PNC Financial Services Group (A)	8,100	1,203
Voya Financial (A)	13,100	782
Total Banks		3,590
Building & Construction — 2.3%
Allegion (A)	7,400	957
Meritage Homes* (A)	15,200	1,079
Toll Brothers (A)	13,300	590
William Lyon Homes, Cl A*	20,700	480
Total Building & Construction		3,106
Chemicals — 1.5%
Celanese, Cl A (A)	10,500	1,087
Innospec	8,400	846
Total Chemicals		1,933
Commercial Services — 2.4%
Kforce	32,000	1,186
Tetra Tech	10,400	890
Waste Management (A)	9,100	1,107
Total Commercial Services		3,183
Computer Software — 0.6%
Intuit	3,000	841
Total Computer Software		841
Computers & Services — 5.8%
Apple (A)	3,800	1,176
Automatic Data Processing	4,600	788
Cadence Design Systems*	9,300	671
Comtech Telecommunications	18,600	538
EVERTEC	23,700	796
Fidelity National Information Services (A)	5,100	733

Description	Shares	Value (000)
Computers & Services (continued)
Microsoft (A)	6,500	$1,106
Visa, Cl A (A)	4,900	975
Zebra Technologies, Cl A* (A)	3,900	932
Total Computers & Services		7,715
Consumer Products — 0.7%
Deckers Outdoor*	4,600	878
Total Consumer Products		878
Containers & Packaging — 0.6%
Crown Holdings*	10,300	763
Total Containers & Packaging		763
Drugs — 1.6%
Horizon Therapeutics*	22,900	790
Jazz Pharmaceuticals*	3,500	502
Zoetis, Cl A (A)	6,500	872
Total Drugs		2,164
E-Commerce — 1.2%
Amazon.com* (A)	450	904
Booking Holdings*	375	686
Total E-Commerce		1,590
Electronic Equipment, Instruments & Components — 0.7%
Akamai Technologies*	9,700	906
Total Electronic Equipment, Instruments & Components		906
Engineering Services — 1.2%
EMCOR Group (A)	9,300	764
MasTec* (A)	14,100	814
Total Engineering Services		1,578
Entertainment — 0.8%
SeaWorld Entertainment*	29,900	1,030
Total Entertainment		1,030
Entertainment & Gaming — 0.6%
Electronic Arts*	7,000	755
Total Entertainment & Gaming		755
Financial Services — 2.5%
American Express (A)	8,800	1,143
LPL Financial Holdings (A)	8,700	802
OneMain Holdings, Cl A	22,700	962
Synchrony Financial	14,700	476
Total Financial Services		3,383

Schedule of Investments	January 31, 2020

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Food, Beverage & Tobacco — 0.8%
Ingles Markets, Cl A	24,900	$1,038
Total Food, Beverage & Tobacco		1,038
Hotels & Lodging — 0.4%
Hilton Worldwide Holdings	4,500	485
Total Hotels & Lodging		485
Household Products — 0.7%
Whirlpool (A)	6,600	965
Total Household Products		965
Hypermarkets & Super Centers — 0.8%
Costco Wholesale (A)	3,600	1,100
Total Hypermarkets & Super Centers		1,100
Industrials — 2.1%
Air Products & Chemicals (A)	4,500	1,074
Carlisle (A)	6,400	1,000
Cummins	4,200	672
Total Industrials		2,746
Information Technology — 2.2%
Fortinet*	6,600	761
Oracle	13,400	703
Perficient*	14,300	711
Science Applications International	9,000	790
Total Information Technology		2,965
Insurance — 3.7%
Everest Re Group	2,400	664
Metlife (A)	15,100	751
Primerica (A)	8,600	1,020
Progressive (A)	9,000	726
Reinsurance Group of America, Cl A (A)	5,800	835
Travelers (A)	6,900	908
Total Insurance		4,904
Interactive Media & Servcies — 0.9%
Alphabet, Cl A* (A)	800	1,146
Total Interactive Media & Servcies		1,146
Leasing & Renting — 0.5%
Aaron’s	11,900	707
Total Leasing & Renting		707
Machinery — 3.0%
IDEX	4,700	770
Illinois Tool Works	4,300	752

Description	Shares	Value (000)
Machinery (continued)
SPX* (A)	24,900	$1,222
Watts Water Technologies, Cl A (A)	12,300	1,227
Total Machinery		3,971
Manufacturing — 0.9%
Generac Holdings* (A)	12,200	1,264
Total Manufacturing		1,264
Media — 0.5%
Omnicom Group	9,400	708
Total Media		708
Medical Products & Services — 4.9%
AbbVie	8,500	689
Amgen (A)	3,700	799
AMN Healthcare Services*	8,300	559
Eagle Pharmaceuticals*	6,400	344
Haemonetics*	5,800	623
HCA Healthcare (A)	6,300	874
Hill-Rom Holdings (A)	7,145	761
Hologic*	8,200	439
Medpace Holdings*	9,400	804
Regeneron Pharmaceuticals*	1,700	575
Total Medical Products & Services		6,467
Metals & Mining — 0.7%
Reliance Steel & Aluminum (A)	8,400	964
Total Metals & Mining		964
Mortgage Real Estate Investment Trust — 0.4%
Exantas Capital	43,900	530
Total Mortgage Real Estate Investment Trust		530
Office Furniture & Fixtures — 0.5%
CDW	5,400	704
Total Office Furniture & Fixtures		704
Paper & Paper Products — 0.7%
Packaging Corp of America (A)	9,200	881
Total Paper & Paper Products		881
Petroleum Refining — 2.8%
CVR Energy (A)	21,100	730
Delek US Holdings	22,800	626
HollyFrontier	17,600	791
Marathon Petroleum	12,600	687
Phillips 66 (A)	9,900	904
Total Petroleum Refining		3,738

Schedule of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Pharmaceuticals — 1.3%
Eli Lilly (A)	7,000	$978
Merck	8,100	692
Total Pharmaceuticals		1,670
Printing & Publishing — 0.3%
Brady, Cl A	7,000	388
Total Printing & Publishing		388
Real Estate Investment Trust — 0.7%
Lamar Advertising, Cl A	5,000	464
Simon Property Group	3,750	499
Total Real Estate Investment Trust		963
Retail — 5.0%
Cato, Cl A	22,500	361
Dine Brands Global	7,600	648
Hibbett Sports* (A)	45,800	1,135
Home Depot (A)	3,600	821
Polaris	7,500	689
Ross Stores (A)	12,200	1,369
Starbucks	9,200	780
Wendy’s	40,700	882
Total Retail		6,685
Semi-Conductors & Instruments — 3.5%
Benchmark Electronics	20,200	622
Broadcom (A)	2,400	732
Cirrus Logic* (A)	5,700	438
KLA (A)	4,700	779
Lam Research (A)	2,700	805
Semtech*	13,700	660
Texas Instruments (A)	5,700	688
Total Semi-Conductors & Instruments		4,724

Telecommunication Services — 0.5%
CenturyLink	52,300	714
Total Telecommunication Services		714
Telephones & Telecommunication — 0.8%
AT&T (A)	29,200	1,099
Total Telephones & Telecommunication		1,099
Transportation Services — 1.6%
Federal Signal (A)	28,300	910
Norfolk Southern (A)	6,100	1,270
Total Transportation Services		2,180

Description	Shares	Value (000)
Utilities — 0.6%
Ametek (A)	8,500	$826
Total Utilities		826
Total Common Stock (Cost $77,159 (000))		92,685

Cash Equivalent (B) — 30.6%
Federated Government Obligations Fund, Cl I, 1.490%	40,820,069	40,820
Total Cash Equivalent (Cost $40,820 (000))		40,820
Total Investments — 100.1% (Cost $117,979 (000))		$133,505

Percentages are based on net assets of $133,317 (000).

Securities Sold Short — (4.2)%
Description	Shares	Value (000)

Common Stock — (4.2)%
Agriculture — (0.2)%
Andersons	(6,790)	$(154)
Mosaic	(7,790)	(155)
Total Agriculture		(309)
Airlines — (0.1)%
American Airlines Group	(6,070)	(163)
Total Airlines		(163)
Automotive — (0.1)%
Fox Factory Holding*	(2,550)	(168)
Total Automotive		(168)
Chemicals — (0.1)%
GCP Applied Technologies*	(7,220)	(160)
Total Chemicals		(160)
Computer & Services — (0.2)%
Twilio, Cl A*	(1,430)	(178)
Total Computer & Services		(178)
Computer Software — (0.1)%
Altair Engineering, Cl A*	(4,370)	(161)
Total Computer Software		(161)
Computers & Services — (0.1)%
ViaSat*	(2,330)	(148)
Total Computers & Services		(148)

Schedule of Investments	January 31, 2020

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Data Processing & Outsourced Services — (0.1)%
Willdan Group*	(4,870)	$(162)
Total Data Processing & Outsourced Services		(162)
Drugs — (0.3)%
Amphastar Pharmaceuticals*	(8,530)	(161)
Intersect ENT*	(6,870)	(178)
Total Drugs		(339)
E-Commerce — (0.1)%
Grubhub*	(3,050)	(165)
Total E-Commerce		(165)
Electrical Components & Equipment — (0.1)%
Rogers*	(1,280)	(151)
Total Electrical Components & Equipment		(151)
Entertainment — (0.2)%
Madison Square Garden*	(560)	(166)
World Wrestling Entertainment, Cl A	(2,690)	(132)
Total Entertainment		(298)
Financial Services — (0.3)%
Nelnet, Cl A	(2,830)	(162)
Santander Consumer USA Holdings	(7,420)	(198)
Total Financial Services		(360)
Gas & Natural Gas — (0.1)%
New Jersey Resources	(3,870)	(160)
Total Gas & Natural Gas		(160)
Information Technology — (0.1)%
LiveRamp Holdings*	(3,800)	(153)
Total Information Technology		(153)
Manufacturing — (0.3)%
Sunrun*	(10,340)	(176)
TreeHouse Foods*	(3,620)	(161)
Total Manufacturing		(337)
Medical Products & Services — (0.6)%
Avanos Medical*	(5,110)	(141)
Axogen*	(11,390)	(141)
CryoLife*	(5,770)	(171)
Providence Service*	(2,570)	(167)
Triple-S Management, Cl B*	(9,570)	(168)
Total Medical Products & Services		(788)

Description	Shares	Value (000)
Petroleum & Fuel Products — (0.2)%
Cimarex Energy	(3,350)	$(147)
Concho Resources	(1,910)	(145)
Total Petroleum & Fuel Products		(292)
Retail — (0.4)%
Columbia Sportswear	(1,790)	(168)
Core-Mark Holding	(6,660)	(156)
Ollie’s Bargain Outlet Holdings*	(3,135)	(166)
Total Retail		(490)
Semi-Conductors & Instruments — (0.2)%
Cree*	(3,280)	(152)
First Solar*	(3,180)	(158)
Total Semi-Conductors & Instruments		(310)
Telephones & Telecommunication — (0.2)%
ATN International	(3,045)	(176)
Total Telephones & Telecommunication		(176)
Transportation Services — (0.1)%
Atlas Air Worldwide Holdings*	(6,140)	(137)
Total Transportation Services		(137)
Total Common Stock (Proceeds $(5,724))		(5,605)
Total Securities Sold Short — (4.2)% (Proceeds $(5,724))		$(5,605)

Percentages are based on net assets of $133,317 (000).

*	Non-income producing security.
(A)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(B)	The rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class

As of January 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. G.A.A.P.

During the year ended January 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)

	Burkenroad Small Cap Fund	Diversified Income Fund		Diversified International Fund
Assets:
Investments in securities at value (Cost $154,513, $36,533, and $168,345, respectively)	$210,895	$38,374		$225,560
Foreign currency (Cost $0, $0 and $7, respectively)	—	—		7
Receivable for investment securities sold	—	130		12
Receivable for capital shares sold	117	1		17
Tax Reclaim receivable	—	—		1,177
Accrued income	13	277		116
Prepaid expenses	28	12		20

Total Assets	211,053	38,794		226,909

Liabilities:
Payable for capital shares redeemed	568	—		17
Payable due to Adviser	147	17		161
Shareholder servicing fees payable	70	14		10
Payable due to Administrator	17	3		18
Payable due to Custodian	15	130		58
Payable due to Transfer Agent	13	5		11
Payable for distribution fees	102	—		—
Payable due to Trustees	10	2		10
Chief Compliance Officer fees payable	4	1		4
Other accrued expenses	146	29		153

Total Liabilities	1,092	201		442

Net Assets	$209,961	$38,593		$226,467

Net Assets:
Paid-in-Capital	$137,947	$46,280		$171,033
Total Distributable Earnings/(Loss)	72,014	(7,687)		55,434

Net Assets	$209,961	$38,593		$226,467

Institutional Class Shares:
Net Assets	$100,412	$35,854		$221,662
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,871,618	2,708,794		9,426,417
Net Asset Value, Offering and Redemption Price Per Share	$34.97	$13.24		$23.51

Investor Class Shares:
Net Assets	$94,590	$2,739		$4,805
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,723,524	207,371		203,757
Net Asset Value, Offering and Redemption Price Per Share	$34.73	$13.21	*	$23.58

Class D Shares:
Net Assets	$14,959	n/a		n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	461,937	n/a		n/a
Net Asset Value, Offering and Redemption Price Per Share	$32.38	n/a		n/a

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets amounts are shown rounded.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2020

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $14,709, $12,024 and $6,142, respectively)	$15,807		$13,496		$6,495
Foreign currency (Cost $-, $31 and $-, respectively)	—		32		—
Receivable for investment securities sold	596		—		—
Accrued income	1		22		72
Receivable for capital shares sold	3		9		—
Tax reclaim receivable	—		65		—
Prepaid expenses	3		3		3

Total Assets	16,410		13,627		6,570

Liabilities:
Payable for investment securities purchased	801		—		—
Payable due to Adviser	13		8		1
Shareholder servicing fees payable	1		1		6
Payable due to Administrator	1		1		1
Payable due to Custodian	—		1		—
Payable due to Transfer Agent	4		5		4
Payable due to Trustees	1		1		—
Other accrued expenses	12		9		7

Total Liabilities	833		26		19

Net Assets	$15,577		$13,601		$6,551

Net Assets:
Paid-in-Capital	$15,372		$14,379		$6,408
Total Distributable Earnings/(Loss)	205		(778)		143

Net Assets	$15,577		$13,601		$6,551

Institutional Class Shares:
Net Assets	$15,219		$13,560		$4,972
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	958,850		884,053		285,379
Net Asset Value, Offering and Redemption Price Per Share	$15.87		$15.33	*	$17.42	*

Investor Class Shares:
Net Assets	$358		$41		$1,579
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	22,572		2,687		90,632
Net Asset Value, Offering and Redemption Price Per Share	$15.88	*	$15.34	*	$17.42	*

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)

	Microcap Fund	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund
Assets:
Investments in securities at value (Cost $13,015, $11,481, and $117,979, respectively)	$13,148	$12,215		$133,505
Deposits held at Prime Broker	—	—		5,467
Receivable for capital shares sold	1	—		46
Accrued income	7	132		109
Prepaid expenses	4	3		19

Total Assets	13,160	12,350		139,146

Liabilities:
Payable for Securities sold short (Proceeds $5,724)	—	—		5,605
Payable for capital shares redeemed	1	—		5
Payable due to Adviser	9	—		92
Payable due to Transfer Agent	4	4		8
Payable due to Administrator	1	1		10
Shareholder servicing fees payable	1	11		10
Payable due to Trustees	1	1		6
Chief Compliance Officer fees payable	—	3		2
Other accrued expenses	9	8		91

Total Liabilities	26	28		5,829

Net Assets	$13,134	$12,322		$133,317

Net Assets:
Paid-in-Capital	$14,283	$12,079		$116,866
Total Distributable Earnings/(Loss)	(1,149)	243		16,451

Net Assets	$13,134	$12,322		$133,317

Institutional Class Shares:
Net Assets	$12,710	$10,297		$120,650
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	813,650	606,983		6,571,284
Net Asset Value, Offering and Redemption Price Per Share	$15.62	$16.96		$18.36

Investor Class Shares:
Net Assets	$424	$2,025		$12,667
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	27,322	119,227		706,154
Net Asset Value, Offering and Redemption Price Per Share	$15.52	$16.98	*	$17.94

*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)	For the year ended January 31, 2020

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund
Investment Income:
Interest income	$—	$1,035	$—	$—
Dividend income	4,239	945	6,671	419
Less: Foreign taxes withheld	—	(1)	(597)	—

Total Investment Income	4,239	1,979	6,074	419

Expenses:
Investment advisory fees	2,578	290	1,951	99
Administration fees	264	37	203	12
Shareholder servicing fees — Investor Class	298	9	8	2
Shareholder servicing fees — Class C	n/a	—	—	—
Shareholder servicing fees — Class D	47	n/a	n/a	n/a
Distribution fees — Investor Class	n/a	—	—	1
Distribution fees — Class D	47	n/a	n/a	n/a
Transfer agent fees	89	35	68	30
Custodian fees	90	13	364	4
Trustees’ fees	46	6	36	3
Chief Compliance Officer fees	10	2	9	1
Registration fees	67	32	47	6
Professional fees	158	24	147	9
Printing fees	56	—	37	—
Insurance and other expenses	52	27	51	10

Total Expenses	3,802	475	2,921	177

Less: Investment advisory fees waived	(230)	(93)	—	—
Net recovery of investment advisory fees previously waived	—	—	—	23

Total Net Expenses	3,572	382	2,921	200

Net Investment Income (Loss)	667	1,597	3,153	219

Net realized gain (loss) from security transactions	50,842	(340)	8,132	13
Net realized gain (loss) from foreign currency transactions	—	—	(119)	—
Net change in unrealized appreciation (depreciation) on investments	(46,973)	2,155	3,943	836
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	(20)	—

Net Realized and Unrealized Gain (Loss) on Investments	3,869	1,815	11,936	849

Net Increase in Net Assets Resulting from Operations	$4,536	$3,412	$15,089	$1,068

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)

	International Small Cap Fund	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund
Investment Income:
Interest income	$—	$193	$—	$385
Dividend income	562	—	267	—
Less: Foreign Taxes withheld	(63)	—	—	—

Total Investment Income	499	193	267	385

Expenses:
Investment advisory fees	131	39	126	75
Administration fees	13	6	13	11
Shareholder servicing fees — Investor Class	1	4	1	3
Custodian fees	4	2	4	4
Transfer agent fees	31	29	31	30
Trustees’ fees	2	1	2	2
Chief Compliance Officer fees	1	1	1	1
Professional fees	9	4	9	7
Printing fees	3	2	—	2
Registration fees	5	7	7	8
Insurance and other expenses	12	8	10	10

Total Expenses	212	103	204	153

Less: Investment advisory fees waived	(16` )	(39)	(4)	(57)
Less: Reimbursement from Adviser	—	(11)	—	—

Total Net Expenses	196	53	200	96

Net Investment Income (Loss)	303	140	67	289

Net realized gain (loss) from security transactions	(538)	29	(835)	86
Net realized gain (loss) from foreign currency transactions	(34)	—	—	—
Net change in unrealized appreciation (depreciation) on investments	1,474	265	448	585
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(2)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	900	294	(387)	671

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,203	$434	$(320)	$960

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)	For the year ended January 31, 2020

Quantitative Long/Short Fund
Investment Income:
Dividend income	$2,644

Total Investment Income	2,644

Expenses:
Investment advisory fees	1,114
Administration fees	123
Shareholder servicing fees — Investor Class	33
Transfer agent fees	52
Custodian fees	13
Trustees’ fees	22
Chief Compliance Officer fees	6
Interest expense on securities sold short	137
Dividend expense on securities sold short	94
Registration fees	46
Professional fees	77
Printing fees	25
Insurance and other expenses	32

Total Expenses	1,774

Net Investment Income (Loss)	870

Net realized gain (loss) from security transactions	1,741
Net realized gain (loss) on securities sold short	(1,305)
Net change in unrealized appreciation (depreciation) on investments	5,991
Net change in unrealized appreciation (depreciation) on securities sold short	250

Net Realized and Unrealized Gain (Loss) on Investments	6,677

Net Increase in Net Assets Resulting from Operations	$7,547

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund
	2020	2019	2020	2019	2020	2019
Investment Activities:
Net investment income (loss)	$667	$4,158	$1,597	$2,151	$3,153	$3,048
Net realized gain (loss) from security transactions and foreign currency transactions	50,842	87,102	(340)	(530)	8,013	2,495
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(46,973)	(136,258)	2,155	(2,147)	3,923	(42,317)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,536	(44,998)	3,412	(526)	15,089	(36,774)

Distributions:
Net investment income:
Institutional Class Shares	(29,822)	(42,716)	(1,546)	(1,134)	(5,180)	(2,564)
Investor Class Shares	(30,168)	(54,296)	(129)	(103)	(107)	(50)
Class C Shares(1)	n/a	n/a	(2)	(7)	—	—
Class D Shares	(4,746)	(5,779)	n/a	n/a	n/a	n/a
Return of capital:
Institutional Class Shares	—	—	—	(368)	—	—
Investor Class Shares	—	—	—	(36)	—	—
Class C Shares	n/a	n/a	—	(3)	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a

Total Distributions	(64,736)	(102,791)	(1,677)	(1,651)	(5,287)	(2,614)

Capital Share Transactions(2):
Institutional Class Shares:
Shares issued	36,910	90,579	7,112	7,687	24,541	14,267
Shares reinvested	28,900	38,690	1,383	378	3,477	1,519
Shares redeemed	(98,322)	(132,360)	(12,810)	(14,175)	(36,409)	(27,417)

Net Institutional Class Shares Transactions	(32,512)	(3,091)	(4,315)	(6,110)	(8,391)	(11,631)

Investor Class Shares:
Shares issued	13,330	38,743	567	1,060	806	376
Shares reinvested	27,456	48,495	84	98	96	45
Shares redeemed	(116,761)	(250,610)	(1,701)	(2,484)	(1,859)	(1,760)

Net Investor Class Shares Transactions	(75,975)	(163,372)	(1,050)	(1,326)	(957)	(1,339)

Class C Shares(1):
Shares issued	n/a	n/a	—	—	28	3
Shares reinvested	n/a	n/a	1	8	—	—
Shares redeemed	n/a	n/a	(468)	(180)	(84)	(23)

Net Class C Shares Transactions	n/a	n/a	(467)	(172)	(56)	(20)

Class D Shares:
Shares issued	926	2,696	n/a	n/a	n/a	n/a
Shares reinvested	4,577	5,536	n/a	n/a	n/a	n/a
Shares redeemed	(7,602)	(9,296)	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	(2,099)	(1,064)	n/a	n/a	n/a	n/a

Total Net Increase (Decrease) in Net Assets from Capital Share Transactions	(110,586)	(167,527)	(5,832)	(7,608)	(9,404)	(12,990)

Total Net Increase (Decrease) in Net Assets	(170,786)	(315,316)	(4,097)	(9,785)	398	(52,378)

Net Assets:
Beginning of year	380,747	696,063	42,690	52,475	226,069	278,447

End of year	$209,961	$380,747	$38,593	$42,690	$226,467	$226,069

“n/a” designates that the Fund does not offer this class.

(1)

On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019. The performance and financial history shown of the class is solely that of the fund’s Investor Class Shares.

(2)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (continued)	For the years ended January 31

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Investment Activities:
Net investment income (loss)	$219	$183	$303	$333	$140	$169	$67	$(93)
Net realized gain (loss) from security transactions, realized gain distributions from investment company shares and foreign currency transactions	13	(594)	(572)	(971)	29	29	(835)	(150)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	836	(309)	1,472	(3,590)	265	(58)	448	(2,570)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,068	(720)	1,203	(4,228)	434	140	(320)	(2,813)

Distributions:
Institutional Class Shares	(254)	(182)	(466)	(477)	(107)	(106)	(70)	(409)
Investor Class Shares	(9)	(11)	(6)	(11)	(55)	(63)	(2)	(17)
Class C Shares(1)	—	(3)	—	—	—	—	—	(1)

Total Distributions	(263)	(196)	(472)	(488)	(162)	(169)	(72)	(427)

Capital Share Transactions:
Institutional Class Shares:
Shares issued	6,165	7,867	4,593	7,314	1,271	693	6,574	5,950
Shares reinvested	254	52	466	271	93	16	70	396
Shares redeemed	(1,886)	(2,622)	(6,916)	(6,153)	(531)	(505)	(6,710)	(4,251)

Net Institutional Class Shares Transactions	4,533	5,297	(1,857)	1,432	833	204	(66)	2,095

Investor Class Shares:
Shares issued	317	270	32	80	149	107	338	66
Shares reinvested	9	10	6	11	43	51	2	17
Shares redeemed	(708)	(79)	(404)	(109)	(1,062)	(676)	(478)	(110)

Net Investor Class Shares Transactions	(382)	201	(366)	(18)	(870)	(518)	(138)	(27)

Class C Shares(1):
Shares issued	7	26	—	—	—	—	—	3
Shares reinvested	—	1	—	—	—	—	—	1
Shares redeemed	(333)	(9)	—	—	(18)	—	(43)	(6)

Net Class C Shares Transactions	(326)	18	—	—	(18)	—	(43)	(2)

Total Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,825	5,516	(2,223)	1,414	(55)	(314)	(247)	2,066

Total Net Increase (Decrease) in Net Assets	4,630	4,600	(1,492)	(3,302)	217	(343)	(639)	(1,174)

Net Assets:
Beginning of year	10,947	6,347	15,093	18,395	6,334	6,677	13,773	14,947

End of year	$15,577	$10,947	$13,601	$15,093	$6,551	$6,334	$13,134	$13,773

(1)

On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019. The performance and financial history shown of the class is solely that of the fund’s Investor Class Shares.

(2)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (concluded)

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund
	2020	2019	2020	2019
Investment Activities:
Net investment income (loss)	$289	$348	$870	$893
Net realized gain (loss) from investments (including securities sold short)	86	54	436	6,895
Net change in unrealized appreciation (depreciation) on investments (including securities sold short)	585	(163)	6,241	(16,026)

Net Increase (Decrease) in Net Assets Resulting from Operations	960	239	7,547	(8,238)

Distributions:
Institutional Class Shares	(213)	(234)	(915)	(8,595)
Investor Class Shares	(76)	(111)	(67)	(1,118)
Class C Shares(1)	—	(1)	—	(182)

Total Distributions	(289)	(346)	(982)	(9,895)

Capital Share Transactions(2):
Institutional Class Shares:
Shares issued	1,857	714	29,887	29,913
Shares reinvested	178	4	783	7,306
Shares redeemed	(1,076)	(637)	(30,343)	(48,774)

Net Institutional Class Shares Transactions	959	81	327	(11,555)

Investor Class Shares:
Shares issued	216	226	4,273	7,677
Shares reinvested	62	92	64	1,067
Shares redeemed	(2,207)	(2,245)	(7,155)	(11,863)

Net Investor Class Shares Transactions	(1,929)	(1,927)	(2,818)	(3,119)

Class C Shares(1):
Shares issued	1	—	—	174
Shares reinvested	—	1	—	173
Shares redeemed	(33)	—	(2,500)	(1,051)

Net Class C Shares Transactions	(32)	1	(2,500)	(704)

Total Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,002)	(1,845)	(4,991)	(15,378)

Total Net Increase (Decrease) in Net Assets	(331)	(1,952)	1,574	(33,511)

Net Assets:
Beginning of year	12,653	14,605	131,743	165,254

End of year	$12,322	$12,653	$133,317	$131,743

(1)

On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019. The performance and financial history shown of the class is solely that of the fund’s Investor Class Shares.

(2)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

This page intentionally left blank.

Financial Highlights

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Burkenroad Small Cap Fund
INSTITUTIONAL CLASS SHARES
2020	$47.24	$0.17		$0.95	$1.12	$—	$(13.39)	$(13.39)	$34.97
2019	69.46	0.59		(8.01)	(7.42)	(0.65)	(14.15)	(14.80)	47.24
2018	65.95	0.08		8.94	9.02	—	(5.51)	(5.51)	69.46
2017*	57.19	0.09		8.67	8.76	—	—	—	65.95
INVESTOR CLASS SHARES^
2020	$47.10	$0.06		$0.96	$1.02	$—	$(13.39)	$(13.39)	$34.73
2019	69.21	0.40	(2)	(7.87)	(7.47)	(0.49)	(14.15)	(14.64)	47.10
2018	65.83	(0.03	)(2)	8.92	8.89	—	(5.51)	(5.51)	69.21
2017	51.65	(0.02)		14.20	14.18	—	—	—	65.83
2016	54.22	0.00		(2.15)	(2.15)	—	(0.42)	(0.42)	51.65
CLASS D SHARES
2020	$44.91	$(0.05)		$0.91	$0.86	$—	$(13.39)	$(13.39)	$32.38
2019	66.64	0.66		(7.72)	(7.06)	(0.52)	(14.15)	(14.67)	44.91
2018	63.69	(0.16)		8.62	8.46	—	(5.51)	(5.51)	66.64
2017	50.10	(0.16)		13.75	13.59	—	—	—	63.69
2016	52.74	(0.14)		(2.08)	(2.22)	—	(0.42)	(0.42)	50.10

(1)	Portfolio turnover is for the Fund for the fiscal year.
(2)	For the years ended January 31, the amounts includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES
2019	$0.04	0.06%	0.06%
2018	$0.03	0.04%	0.05%
CLASS D SHARES
2019	$0.31	0.43%	0.46%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
*	Commenced operations on May 31, 2016. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

1.23%		$100,412	1.06%	1.14%	0.37%		29%
(7.97)		161,260	1.15	1.17	0.88		31
13.79		228,272	1.15	1.17	0.12		50
15.32		150,676	1.14	1.14	0.22		38 (1)

1.02%		$94,590	1.26%	1.34%	0.14%		29%
(8.10	)(2)	197,852	1.35	1.37	0.61	(2)	31
13.61	(2)	437,070	1.35	1.37	(0.04	)(2)	50
27.45		582,849	1.39	1.39	(0.03)		38
(4.01)		629,950	1.37	1.37	0.01		39

0.69%		$14,959	1.56%	1.64%	(0.11)%		29%
(7.79	)(2)	21,635	1.40	1.42	1.04	(2)	31
13.40		30,721	1.52	1.53	(0.25)		50
27.13		46,867	1.64	1.64	(0.28)		38
(4.25)		55,168	1.62	1.62	(0.26)		39

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Year
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2020	$12.68	$0.51	$0.59	$1.10	$(0.54)	$—	$—	$(0.54)	$13.24
2019	13.21	0.57	(0.66)	(0.09)	(0.33)	(0.11)	—	(0.44)	12.68
2018	13.37	0.49	(0.01)	0.48	(0.51)	(0.13)	—	(0.64)	13.21
2017	12.56	0.51	0.92	1.43	(0.47)	(0.15)	—	(0.62)	13.37
2016	14.79	0.64	(2.05)	(1.41)	(0.73)	(0.09)	—	(0.82)	12.56
INVESTOR CLASS SHARES^#
2020	$12.65	$0.42	$0.65	$1.07	$(0.51)	$—	$—	$(0.51)	$13.21
2019	13.19	0.53	(0.65)	(0.12)	(0.31)	(0.11)	—	(0.42)	12.65
2018	13.35	0.45	(0.01)	0.44	(0.47)	(0.13)	—	(0.60)	13.19
2017	12.54	0.46	0.93	1.39	(0.42)	(0.16)	—	(0.58)	13.35
2016	14.78	0.60	(2.04)	(1.44)	(0.72)	(0.08)	—	(0.80)	12.54

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

8.78%	$35,854	0.90%	1.12%	3.87%	66%
(0.62)	38,593	0.90	1.08	4.43	69
3.64	46,668	0.90	1.07	3.64	59
11.56	48,405	0.90	1.04	3.84	83
(9.90)	40,448	0.90	1.00	4.56	77

8.54%	$2,739	1.15%	1.37%	3.19%	66%
(0.89)	3,846	1.15	1.33	4.13	69
3.38	5,367	1.15	1.32	3.38	59
11.29	6,514	1.15	1.28	3.50	83
(10.11)	8,557	1.15	1.25	4.28	77

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2020	$22.56	$0.32		$1.19	$1.51	$(0.37)	$(0.19)	$(0.56)	$23.51
2019	26.41	0.30		(3.88)	(3.58)	(0.27)	—	(0.27)	22.56
2018	20.61	0.23		5.81	6.04	(0.24)	—	(0.24)	26.41
2017	17.57	0.22		3.05	3.27	(0.23)	—	(0.23)	20.61
2016	21.02	0.23		(3.42)	(3.19)	(0.26)	—	(0.26)	17.57
INVESTOR CLASS SHARES^#
2020	$22.63	$0.28		$1.19	$1.47	$(0.33)	$(0.19)	$(0.52)	$23.58
2019	26.42	0.26	(1)	(3.84)	(3.58)	(0.21)	—	(0.21)	22.63
2018	20.62	0.18		5.79	5.97	(0.17)	—	(0.17)	26.42
2017	17.56	0.21		3.00	3.21	(0.15)	—	(0.15)	20.62
2016	20.94	0.22		(3.45)	(3.23)	(0.15)	—	(0.15)	17.56

(1)	For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARE	$0.03	0.13%	0.12%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

6.58%		$221,662	1.27%	1.27%	1.38%	15%
(13.48)		220,490	1.27	1.27	1.26	10
29.35		270,452	1.28	1.28	0.99	16
18.67		244,532	1.26	1.26	1.17	29
(15.27)		290,492	1.24	1.24	1.09	15

6.39%		$4,805	1.42%	1.42%	1.21%	15%
(13.50	)(1)	5,496	1.47	1.47	1.08 (1)	10
29.00		7,875	1.53	1.53	0.77	16
18.32		7,782	1.51	1.51	1.08	29
(15.50)		14,295	1.49	1.49	1.05	15

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Dynamic Asset Allocation Fund
INSTITUTIONAL CLASS SHARES
2020	$14.96	$0.25	$0.93	$1.18	$(0.27)	$—	$(0.27)	$15.87
2019	16.54	0.31	(1.61)	(1.30)	(0.28)	—	(0.28)	14.96
2018	14.65	0.25	1.82	2.07	(0.18)	—	(0.18)	16.54
2017	12.83	0.06	1.86	1.92	(0.10)	—	(0.10)	14.65
2016*	15.00	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	12.83
INVESTOR CLASS SHARES^#
2020	$14.95	$0.19	$0.96	$1.15	$(0.22)	$—	$(0.22)	$15.88
2019	16.53	0.23	(1.57)	(1.34)	(0.24)	—	(0.24)	14.95
2018	14.64	0.14	1.88	2.02	(0.13)	—	(0.13)	16.53
2017	12.81	0.03	1.86	1.89	(0.06)	—	(0.06)	14.64
2016*	15.00	—	(2.18)	(2.18)	(0.01)	—	(0.01)	12.81

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period and have not been annualized.
(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

7.85%	$15,219	1.40%		1.23%	1.58%	172%
(7.78)	9,935	1.40	(1)	1.37	1.96	310
14.15	5,449	1.40		2.04	1.60	140
14.98	1,764	1.40		2.77	0.44	239
(14.31)	750	1.40		3.00	0.62	379

7.70%	$358	1.65%		1.49%	1.20%	172%
(8.04)	682	1.65	(1)	1.63	1.47	310
13.86	552	1.65		2.39	0.92	140
14.74	649	1.65		3.11	0.22	239
(14.54)	604	1.65		2.99	(0.04)	379

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Small Cap Fund
INSTITUTIONAL CLASS SHARES
2020	$14.53	$0.31	$1.03	$1.34	$(0.54)	$0.00	$(0.54)	$15.33
2019	18.54	0.30	(3.85)	(3.55)	(0.23)	(0.23)	(0.46)	14.53
2018	14.16	0.14	4.56	4.70	(0.32)	—	(0.32)	18.54
2017	13.47	0.16	0.74	0.90	(0.21)	—	(0.21)	14.16
2016*	15.00	(0.03)	(1.49)	(1.52)	(0.01)	—	(0.01)	13.47
INVESTOR CLASS SHARES^#
2020	$14.54	$0.29	$0.99	$1.29	$(0.48)	$0.00	$(0.48)	$15.34
2019	18.53	0.25	(3.83)	(3.58)	(0.18)	(0.23)	(0.41)	14.54
2018	14.16	0.12	4.53	4.65	(0.28)	—	(0.28)	18.53
2017	13.46	0.15	0.72	0.87	(0.17)	—	(0.17)	14.16
2016*	15.00	(0.05)	(1.49)	(1.54)	—	—	—	13.46

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

9.11%	$13,560	1.36%	1.47%	2.10%	73%
(18.93)	14,699	1.55	1.57	1.81	86
33.27	17,866	1.55	1.71	0.85	64
6.77	8,259	1.55	1.87	1.19	88
(10.12)	7,102	1.55	2.27	(0.30)	29

8.71%	$41	1.63%	1.73%	1.97%	73%
(19.10)	394	1.80	1.81	1.55	86
32.87	529	1.80	1.96	0.73	64
6.50	423	1.80	2.10	1.09	88
(10.27)	582	1.80	2.55	(0.55)	29

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2020	$16.70	$0.38	$0.78	$1.16	$(0.44)	$—	$(0.44)	$17.42
2019	16.77	0.45	(0.07)	0.38	(0.45)	—	(0.45)	16.70
2018	16.79	0.47	—	0.47	(0.49)	—	(0.49)	16.77
2017	17.29	0.49	(0.49)	—	(0.50)	—	(0.50)	16.79
2016	17.37	0.51	(0.08)	0.43	(0.51)	—	(0.51)	17.29
INVESTOR CLASS SHARES^#
2020	$16.70	$0.35	$0.78	$1.13	$(0.41)	$—	$(0.41)	$17.42
2019	16.77	0.41	(0.07)	0.34	(0.41)	—	(0.41)	16.70
2018	16.78	0.42	0.01	0.43	(0.44)	—	(0.44)	16.77
2017	17.28	0.44	(0.49)	(0.05)	(0.45)	—	(0.45)	16.78
2016	17.37	0.47	(0.09)	0.38	(0.47)	—	(0.47)	17.28

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

7.00%	$4,972	0.75%	1.51%	2.21%	10%
2.31	3,969	0.75	1.62	2.70	24
2.80	3,781	0.75	1.53	2.74	27
(0.06)	3,939	0.75	1.38	2.84	5
2.56	4,902	0.75	1.32	2.99	16

6.84%	$1,579	0.90%	1.67%	2.06%	10%
2.10	2,348	0.96	1.82	2.49	24
2.60	2,879	1.00	1.78	2.49	27
(0.31)	3,290	1.00	1.63	2.58	5
2.25	4,740	1.00	1.57	2.74	16

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Microcap Fund
INSTITUTIONAL CLASS SHARES
2020	$15.94	$0.08	$(0.31)	$(0.23)	$(0.09)	$—	$(0.09)	$15.62
2019	19.28	(0.10)	(2.76)	(2.86)	(0.01)	(0.47)	(0.48)	15.94
2018	17.26	(0.01)	2.39	2.38	—	(0.36)	(0.36)	19.28
2017	13.72	0.04	3.54	3.58	(0.04)	—	(0.04)	17.26
2016*	15.00	(0.04)	(1.24)	(1.28)	—	—	—	13.72
INVESTOR CLASS SHARES^#
2020	$15.84	$(0.01)	$(0.26)	$(0.27)	$(0.05)	$—	$(0.05)	$15.52
2019	19.19	(0.15)	(2.73)	(2.88)	—	(0.47)	(0.47)	15.84
2018	17.23	(0.05)	2.37	2.32	—	(0.36)	(0.36)	19.19
2017	13.70	—	3.53	3.53	—	—	—	17.23
2016*	15.00	(0.06)	(1.24)	(1.30)	—	—	—	13.70

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.44)	$12,710	1.37%		1.39%	0.47%	112%
(14.55)	13,158	1.50	(1)	1.47	(0.55)	143
13.77	14,167	1.50		1.59	(0.05)	116
26.11	7,476	1.50		1.85	0.28	153
(8.53)	4,491	1.50		2.48	(0.39)	153

(1.71)	$424	1.61%		1.64%	(0.06)%	112%
(14.73)	574	1.75	(1)	1.72	(0.80)	143
13.44	729	1.75		1.84	(0.26)	116
25.77	780	1.75		2.11	(0.02)	153
(8.67)	969	1.75		2.70	(0.62)	153

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2020	$16.08	$0.39		$0.88	$1.27	$(0.39)	$—	$(0.39)	$16.96
2019	16.18	0.42		(0.10)	0.32	(0.42)	—	(0.42)	16.08
2018	16.21	0.46		(0.03)	0.43	(0.46)	—	(0.46)	16.18
2017	16.86	0.46		(0.63)	(0.17)	(0.48)	—	(0.48)	16.21
2016	17.01	0.49		(0.15)	0.34	(0.49)	—	(0.49)	16.86
INVESTOR CLASS SHARES^#
2020	$16.10	$0.37		$0.88	$1.25	$(0.37)	$—	$(0.37)	$16.98
2019	16.18	0.39	(1)	(0.08)	0.31	(0.39)	—	(0.39)	16.10
2018	16.21	0.42		(0.03)	0.39	(0.42)	—	(0.42)	16.18
2017	16.87	0.42		(0.65)	(0.23)	(0.43)	—	(0.43)	16.21
2016	17.01	0.45		(0.14)	0.31	(0.45)	—	(0.45)	16.87

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.
(1)	For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES	$0.00	0.02%	0.02%
Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

7.98%	$10,297	0.75%	1.20%	2.35%	6%
2.03	8,856	0.75	1.20	2.61	40
2.68	8,829	0.75	1.17	2.82	17
(1.09)	7,877	0.75	1.11	2.73	1
2.11	7,931	0.75	1.10	2.97	6

7.85%	$2,025	0.85%	1.31%	2.25%	6%
1.96 (1)	3,765	0.94	1.38	2.42 (1)	40
2.42	5,744	1.00	1.42	2.57	17
(1.40)	6,563	1.00	1.36	2.48	1
1.91	8,409	1.00	1.35	2.72	6

Financial Highlights (concluded)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2020	$17.48	$0.11	$0.91	$1.02	$(0.14)	$—	$(0.14)	$18.36
2019	19.97	0.12	(1.24)	(1.12)	(0.10)	(1.27)	(1.37)	17.48
2018	18.23	0.03	1.97	2.00	—	(0.26)	(0.26)	19.97
2017	17.15	0.03	1.05	1.08	—	—	—	18.23
2016	17.87	(0.09)	(0.18)	(0.27)	—	(0.45)	(0.45)	17.15
INVESTOR CLASS SHARES^#
2020	$17.06	$(0.05)	$1.02	$0.97	$(0.09)	$—	$(0.09)	$17.94
2019	19.54	0.10 (3)	(1.24)	(1.14)	(0.07)	(1.27)	(1.34)	17.06
2018	17.82	0.03 (3)	1.95	1.98	—	(0.26)	(0.26)	19.54
2017	16.81	(0.01)	1.02	1.01	—	—	—	17.82
2016	17.57	(0.13)	(0.18)	(0.31)	—	(0.45)	(0.45)	16.81

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2017 and 2016 was 0.92% and 1.15%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments. Effective June 1, 2017, the performance fee adjustment was discontinued. The effective advisory fee rate from February 1, 2017 through June 1, 2017 was 0.77%.

(2)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Investor Class Shares
2020	1.08%	1.34%
2019	1.07%	1.22%
2018	1.04%	1.24%
2017	1.13%	1.40%
2016	1.35%	1.63%

(3)	For the years ended January 31, the amounts include a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES
2019	$0.00	0.02%	0.02%
2018	$0.05	0.18%	0.26%

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2020

Total Return††		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

5.83%		$120,650	1.25%	1.25%	0.63%	83%
(5.21)		114,494	1.20	1.20	0.64	84
11.04		141,821	1.14	1.14	0.18	104
6.30		100,557	1.26	1.26	0.18	126
(1.59)		78,415	1.64	1.64	(0.47)	159

5.69%		$12,667	1.50%	1.50%	(0.28)%	83%
(5.42	)(3)	14,875	1.35	1.35	0.51 (3)	84
11.18	(3)	19,994	1.34	1.34	0.15 (3)	104
6.01		59,079	1.53	1.53	(0.06)	126
(1.85)		75,436	1.92	1.92	(0.74)	159

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with 28 funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon Diversified Income Fund (the “Diversified Income Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Dynamic Asset Allocation Fund (the “Dynamic Asset Allocation Fund”), the Hancock Horizon International Small Cap Fund (the “International Small Cap Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Microcap Fund (the “Microcap Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”), and the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective May 31, 2016, Class A Shares were redesignated as Investor Class Shares. The share class name had no impact on the Funds’ operations or investment policy.

Effective May 24, 2019, Class C Shares merged into Investor Class Shares. The merger had no impact on the Fund’s operations or investment policy.

The Hancock Horizon U.S. Small Cap Fund Liquidated on or about November 25, 2019.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies in accordance with Accounting Standards Codification (“ASC”) Topic 946 — Investment Companies.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the

January 31, 2020

automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Fair valued securities, if applicable, are identified in the Schedules of Investments.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a sub-adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund and International Small Cap Fund use MarkIt Fair Value. (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a

Notes to Financial Statements (continued)

specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund or International Small Cap Fund owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. As of January 31, 2020, the Diversified International Fund and International Small Cap Fund valued certain securities in accordance with the procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes – It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended January 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is

January 31, 2020

recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

The Diversified International Fund and the International Small Cap Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Investments in REITs – Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or prime broker interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions. Please refer to the Quantitative Long/Short Fund’s Statement of Asset and Liabilities regarding deposits held/due to prime broker.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed

Notes to Financial Statements (continued)

Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the year ended January 31, 2020 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$807,595	$307,795	2.18%	$6,700

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid monthly for the Diversified Income Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, and declared and paid annually for the Burkenroad Small Cap Fund, the Diversified International Fund, the Dynamic Asset Allocation Fund, the International Small Cap Fund, the Microcap Fund, and the Quantitative Long/Short Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”) is an unincorporated division of Whitney Bank and serves as the investment adviser to the Funds. Whitney Bank, which uses the trade name Hancock Bank, is part of Hancock Holding Company’s family of companies. Hancock Holding Company and its family of companies, including Whitney Bank, are collectively known as “Hancock”. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund as follows:

Assets	Burkenroad Small Cap Fund(1)	Diversified Income Fund	Diversified International Fund(1)	Dynamic Asset Allocation Fund	International Small Cap Fund(1)
$0-$100 million	n/a	n/a	0.86%	n/a	n/a
Over $100 million	n/a	n/a	0.76%	n/a	n/a
$0-$500 million	0.80%	0.70%	n/a	0.70%	0.80%
$501 million - $1 billion	0.75%	0.65%	n/a	0.65%	0.75%
over $1 billion	0.70%	0.60%	n/a	0.60%	0.70%

Assets	Louisiana Tax-Free Income Fund	Microcap Fund(1)	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund(2)
$0-$500 million	0.60%	0.80%	0.60%	0.80%
$501 million - $1 billion	0.55%	0.75%	0.55%	0.75%
over $1 billion	0.50%	0.70%	0.50%	0.70%

“n/a” designates asset tier not applicable.

(1)

Prior to May 31, 2019, the advisory fee was 0.95% on the first $500 million in assets, 0.90% for assets between $500 million and $1 billion, and 0.85% on assets over $1 billion for the Burkenroad Small Cap Fund; 1.00% on the first $100 million in assets and 0.90% on assets over $100 million for the Diversified International Fund; 1.10% on the first $500 million in assets, 1.05% for assets between $500 million and $1 billion, and 1.00% on assets over $1 billion for the International Small Cap Fund; and 1.00% on the first $500 million in assets, 0.95% for assets between $500 million and $1 billion, and 0.90% on assets over $1 billion for the Microcap Fund.

(2)

The advisory fee paid to the Adviser for providing services to the Quantitative Long/Short Fund consists of a basic annual fee rate of 1.20% of the Fund’s average daily net assets for the first $500 million in assets, 1.15% of the Fund’s average daily net assets for the next $500 million in assets, and 1.10% of the Fund’s average daily net assets for assets over $1 billion (the “Basic Fee”), and a potential performance adjustment (“Performance Adjustment”) of 0.40% of the Fund’s average daily net assets during the 12 month period ending on each monthly Performance Adjustment calculation date (a “Performance Period”).

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Burkenroad Small Cap Fund*(1)	Diversified Income Fund*	Diversified International Fund*(2)	Dynamic Asset Allocation Fund*	International Small Cap Fund*(3)
Institutional Class Shares	1.00%	0.90%	1.13%	1.40%	1.25%
Investor Class Shares	1.25%	1.15%	1.38%	1.65%	1.50%
Class D Shares	1.50%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund*	Microcap Fund*(4)	Mississippi Tax-Free Income Fund*	Quantitative Long/Short Fund*
Institutional Class Shares	0.75%	1.30%	0.75%	1.70	%(1)
Investor Class Shares	1.00%	1.55%	1.00%	1.95	%(1)

“n/a” designates that the Fund does not offer this class.

January 31, 2020

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2020.
(1)	Prior to May 31, 2019, the Contractual Expense Limit for the Burkenroad Small Cap Fund was 1.15% for Institutional Class Shares, 1.40% for Investor Class Shares and 1.65% for Class D Shares.
(2)	Prior to May 31, 2019, the Contractual Expense Limit for the Diversified International Fund was 1.50% for Institutional Class Shares and 1.75% for Investor Class Shares.
(3)	Prior to May 31, 2019, the Contractual Expense Limit for the International Small Cap Fund was 1.55% for Institutional Class Shares and 1.80% for Investor Class Shares.
(4)	Prior to May 31, 2019, the Contractual Expense Limit for the Microcap Fund was 1.50% for Institutional Class Shares and 1.75% for Investor Class Shares.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation. During the year ended January 31, 2020, the Adviser recaptured previously waived/reimbursed fees of $23,189 for the Dynamic Asset Allocation Fund.

As of January 31, 2020, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until July 31:	Diversified Income Fund	International Small Cap Fund	Burkenroad Small Cap Fund
2018	2021	$97,526	$21,258	$129,813
2019	2022	88,018	3,281	113,253
2020	2023	93,131	15,795	229,808

	Total	$278,675	$40,334	$472,874

Fiscal Year	Subject to Repayment until July 31:	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund
2018	2021	$56,425	$11,002	$62,871
2019	2022	55,900	—	61,032
2020	2023	49,816	3,558	56,619

	Total	$162,141	$14,560	$180,522

The Adviser oversees EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”), the sub-adviser to the Diversified International Fund, and GlobeFlex Capital, L.P. (“GlobeFlex” or the “Sub-Adviser” and, together with EARNEST, the “Sub-Advisers”), the sub-adviser to the

International Small Cap Fund, to ensure compliance with the investment policies and guidelines of each Fund, and monitors each Sub-Adviser’s adherence to its investment style. The Adviser pays EARNEST out of the advisory fee it receives from the Diversified International Fund and pays GlobeFlex out of the advisory fee it receives from the International Small Cap Fund. The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended January 31, 2020, the Funds were charged as follows for these services:

Fund Name	Administration Fee Charged
Burkenroad Small Cap Fund	$264,160
Diversified Income Fund	36,617
Diversified International Fund	202,695
Dynamic Asset Allocation Fund	12,461
International Small Cap Fund	12,734
Louisiana Tax-Free Income Fund	5,754
Mississippi Tax-Free Income Fund	10,986
Microcap Fund	12,801
Quantitative Long/Short Fund	122,957

Transfer Agent and Custodian Agreement

Hancock serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock is paid an annual fee of $12,000 for each class of each Fund and 0.0175% of the average daily net assets of the Funds.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

Notes to Financial Statements (continued)

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the distribution fees charged:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—	—	—	—	—
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund
Institutional Class Shares	—	—	—	—
Investor Class Shares	—	—	—	—

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2020, Hancock Investment Securities, Inc. received distribution fees in the amount of $812 for the Burkenroad Small Cap Fund.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the shareholder servicing fees charged:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund
Institutional Class Shares	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2020, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $5,161 for the Burkenroad Small Cap Fund.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

January 31, 2020

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the year ended January 31, 2020 and the year ended January 31, 2019.

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund		Dynamic Asset Allocation Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Institutional Class Shares:
Shares issued	796	1,426	543	598	1,070	622	400	501
Shares reinvested	793	910	106	29	140	73	16	3
Shares redeemed	(2,130)	(2,210)	(983)	(1,116)	(1,555)	(1,165)	(121)	(170)

Total Institutional Class Shares Transactions	(541)	126	(334)	(489)	(345)	(470)	295	334

Investor Class Shares:
Shares issued	295	590	28	82	36	16	21	17
Shares reinvested	759	1,148	6	8	4	2	1	1
Shares redeemed	(2,531)	(3,853)	(131)	(193)	(79)	(73)	(46)	(5)

Total Investor Class Shares Transactions	(1,477)	(2,115)	(97)	(103)	(39)	(55)	(24)	13

Class C Shares(1):
Shares issued	n/a	n/a	—	—	—	—	—	2
Shares reinvested	n/a	n/a	—	1	—	—	—	—
Shares redeemed	n/a	n/a	(20)	(14)	(4)	(1)	(22)	(1)

Total Class C Shares Transactions	n/a	n/a	(20)	(13)	(4)	(1)	(22)	1

Class D Shares:
Shares issued	20	41	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	136	137	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(175)	(157)	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	(19)	21	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	(2,037)	(1,968)	(451)	(605)	(388)	(526)	249	348

“n/a” designates that the Fund does not offer this class.

(1)	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

	International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund		Mississippi Tax-Free Income Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Institutional Class Shares:
Shares issued	314	443	73	42	411	319	110	45
Shares reinvested	29	20	5	1	4	28	11	—
Shares redeemed	(471)	(415)	(31)	(30)	(426)	(257)	(65)	(40)

Total Institutional Class Shares Transactions	(128)	48	47	13	(11)	90	56	5

Investor Class Shares
Shares issued	2	5	9	6	21	3	13	14
Shares reinvested	—	1	3	3	—	1	4	6
Shares redeemed	(26)	(8)	(62)	(40)	(30)	(6)	(132)	(141)

Total Investor Class Shares Transactions	(24)	(2)	(50)	(31)	(9)	(2)	(115)	(121)

Class C Shares(1):
Shares issued	—	—	—	—	—	—	—	—
Shares reinvested	—	—	—	—	—	—	—	—
Shares redeemed	—	—	(1)	—	(3)	—	(2)	—

Total Class C Shares Transactions	—	—	(1)	—	(3)	—	(2)	—

Net Change in Capital Shares	(152)	46	(4)	(18)	(23)	88	(61)	(116)

(1)	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

	Quantitative Long/Short Fund
	2020	2019
Institutional Class Shares:
Shares issued	1,676	1,537
Shares reinvested	42	439
Shares redeemed	(1,698)	(2,526)

Total Institutional Class Shares Transactions	20	(550)

Investor Class Shares:
Shares issued	240	405
Shares reinvested	4	66
Shares redeemed	(410)	(622)

Total Investor Class Shares Transactions	(166)	(151)

Class C Shares(1):
Shares issued	—	10
Shares reinvested	—	12
Shares redeemed	(153)	(61)

Total Class C Shares Transactions	(153)	(39)

Net Change in Capital Shares	(299)	(740)

(1)	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

January 31, 2020

5.	Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2020 were as follows:

	Burkenroad Small Cap Fund (000)	Diversified Income Fund (000)	Diversified International Fund (000)	Dynamic Asset Allocation Fund (000)	International Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	84,282	25,889	34,416	27,429	10,105

Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	254,906	29,221	45,667	23,543	12,326

	Louisiana Tax-Free Income Fund (000)	Microcap Fund (000)	Mississippi Tax-Free Income Fund (000)	Quantitative Long/Short Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—
Other	609	15,692	720	83,046

Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—
Other	707	15,807	2,308	78,356

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (accumulated losses), as appropriate, in the periods that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2019, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2020 with tax basis adjustments as of April 30, 2019.

Permanent book and tax differences resulted in the following reclassifications. These differences are due to foreign currency transactions, partnerships, passive foreign investment company, real estate investment trusts reclass character of income, net operating loss, dividend expense and reclass of distribution. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Distributable (Earnings/Loss)	Additional Paid-In Capital
Microcap Fund	$54	$(54)

Notes to Financial Statements (continued)

The tax character of dividends and distributions declared during the years ended January 31, 2020 and January 31, 2019 was as follows (000):

	Ordinary Income		Long Term Capital Gain		Tax exempt		Return of Capital		Totals
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Burkenroad Small Cap Fund	$—	$4,743	$64,736	$98,048	$—	$—	$—	$—	$64,736	$102,791
Diversified Income Fund	1,677	1,244	—	—	—	—	—	407	1,677	1,651
Diversified International Fund	4,041	2,614	1,246	—	—	—	—	—	5,287	2,614
Dynamic Asset Allocation Fund	263	196	—	—	—	—	—	—	263	196
International Small Cap Fund	472	240	—	248	—	—	—	—	472	488
Louisiana Tax-Free Income Fund	5	4	—	—	157	165	—	—	162	169
Microcap Fund	72	10	—	417	—	—	—	—	72	427
Mississippi Tax-Free Income Fund	4	7	—	—	284	339	—	—	288	346
Quantitative Long/Short Fund	982	809	—	9,086	—	—	—	—	982	9,895

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 30th.

Amounts designated as “—” are either $0 or have been rounded to $0.

As of April 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Undistributed ordinary income	$—	$470	$1,273	$3	$234
Undistributed long-term capital gain	36,147	—	—	—	—
Unrealized appreciation (depreciation)	114,996	1,153	59,459	461	52
Capital Loss Carryforward	—	(9,131)	(1,592)	(474)	(1,698)
Post-October Losses	—	(394)	—	(282)	—
Late-Year Loss Deferral	(710)	—	—	—	—
Other temporary differences	—	(6)	—	—	—

Total distributable earnings (accumulated losses)	$150,433	$(7,908)	$59,140	$(292)	$(1,412)

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund
Undistributed ordinary income	$—	$—	$1	$590
Undistributed long-term capital gain	—	—	—	—
Unrealized appreciation (depreciation)	189	437	377	14,769
Capital Loss Carryforward	(191)	(178)	(539)	—
Post-October Losses	(30)	(472)	(21)	(1,245)
Late-Year Loss Deferral	—	—	—	—
Other temporary differences	—	—	—	—

Total distributable earnings (accumulated losses)	$(32)	$(213)	$(182)	$14,115

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through April 30, 2019 and specified losses realized on investment transactions from November 1, 2018 through April 30, 2019, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the year ended April 30, 2019, the Diversified International Fund and Louisiana Tax-Free Income Fund utilized capital loss carryforwards to offset realized capital gains in the amount of (000) $1,634 and $9.

January 31, 2020

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2019, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short Term	Long Term	Total Capital Loss Carryforwards
Diversified Income Fund	$6,892	$2,239	$9,131
Diversified International Fund	—	1,592	1,592
Dynamic Asset Allocation Fund	474	—	474
International Small Cap Fund	1,698	—	1,698
Louisiana Tax-Free Income Fund	171	20	191
Microcap Fund	178	—	178
Mississippi Tax-Free Income Fund	161	378	539

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2020 were as follows:

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Burkenroad Small Cap Fund	$154,547	$69,943	$(13,597)	$56,346
Diversified Income Fund	36,568	3,078	(1,272)	1,806
Diversified International Fund	173,200	67,740	(15,382)	52,358
Dynamic Asset Allocation Fund	14,747	1,156	(96)	1,060
International Small Cap Fund	12,265	2,078	(848)	1,230
Louisiana Tax-Free Income Fund	6,142	353	—	353
Microcap Fund	13,020	1,362	(1,234)	128
Mississippi Tax-Free Income Fund	11,481	734	—	734
Quantitative Long/Short Fund	118,035	17,343	(1,873)	15,470

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Quantitative Long/Short Fund at January 31, 2020 was as follows:

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Quantitative Long/Short Fund	$(5,722)	$171	$(54)	$117

Notes to Financial Statements (continued)

7.	Other:

On January 31, 2020, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Burkenroad Small Cap Fund, Institutional Class	3	80
Burkenroad Small Cap Fund, Investor Class	3	37
Burkenroad Small Cap Fund, Class D	3	37
Diversified Income Fund, Institutional Class	1	99
Diversified Income Fund, Investor Class	2	31
Diversified International Fund, Institutional Class	4	93
Diversified International Fund, Investor Class	4	37
Dynamic Asset Allocation Fund, Institutional Class	1	100
Dynamic Asset Allocation Fund, Investor Class	5	73
International Small Cap Fund, Institutional Class	1	100
International Small Cap Fund, Investor Class	3	93
Louisiana Tax-Free Income Fund, Institutional Class	2	100
Louisiana Tax-Free Income Fund, Investor Class	4	63
Microcap Fund, Institutional Class	1	93
Microcap Fund, Investor Class	3	77
Mississippi Tax-Free Income Fund, Institutional Class	1	99
Mississippi Tax-Free Income Fund, Investor Class	7	65
Quantitative Long/Short Fund, Institutional Class	4	88
Quantitative Long/Short Fund, Investor Class	2	53

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC, or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below:

Municipal Securities Risk (Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – Because the Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund primarily purchase municipal bonds, the Funds are more susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

The Fund’s concentration of investments in securities of issuers located in Louisiana or Mississippi subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana or Mississippi municipal securities, events in any of the U.S. territories where the Fund is invested may affect the Fund’s investments and its performance.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A

January 31, 2020

portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Fixed Income Securities Risk (Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund) – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. The volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High Yield Securities Risk (Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

Investment in Other Investment Companies Risk (Diversified Income Fund, Diversified International Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Notes to Financial Statements (continued)

Non-Diversification Risk (Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – Because the Fund is nondiversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

Equity Risk (Burkenroad Small Cap Fund, Diversified Income Fund, Diversified International Fund, International Small Cap Fund, Microcap Fund and Quantitative Long/Short Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Small- and Mid-Capitalization Company Risk (Burkenroad Small Cap Fund, Diversified Income Fund, International Small Cap Fund and Quantitative Long/Short Fund) – The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies.

These securities may be traded over-the-counter or listed on an exchange.

Mortgage-Backed Securities Risk (Diversified Income Fund) – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Asset-Backed Securities Risk (Diversified Income Fund) – Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage backed securities. This is because certain asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

U.S. Government Securities Risk (Diversified Income Fund) – U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Company Risk (Diversified Income Fund, Diversified International Fund and International Small Cap Fund) – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, investments in foreign companies are generally

January 31, 2020

denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk (Diversified Income Fund and Diversified International Fund) – The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

MLPs Risk (Diversified Income Fund) – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REITs Risk (Burkenroad Small Cap Fund, Diversified Income Fund, Microcap Fund and Quantitative Long/Short) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Notes to Financial Statements (continued)

Bank Loans Risk (Diversified Income Fund) – The Fund may invest in bank loans through participations or assignments. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. Investments in unsecured bank loans are subject to a greater risk of loss than investments in bank loans secured by collateral.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Short Sales Risk (Quantitative Long/Short Fund) – The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk (Quantitative Long/Short Fund) – Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and

January 31, 2020

could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Portfolio Turnover Risk (Dynamic Asset Allocation Fund and Quantitative Long/Short Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Regional Focus Risk (Burkenroad Small Cap Fund) – The Fund’s concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

Asset Allocation Risk (Dynamic Asset Allocation Fund) – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among the various asset classes and selection of the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Underlying ETFs Investment Risk (Dynamic Asset Allocation Fund) – The Fund’s investments in Underlying ETFs will subject it to substantially the same risks as those associated with the direct ownership of the securities held by such Underlying ETFs. As a shareholder of an Underlying ETF, the Fund relies on the Underlying ETF to achieve its investment objective. If the

Underlying ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an Underlying ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the Underlying ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because the value of the Underlying ETFs depends on the demand in the market, they may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance. Investments in Underlying ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Before investing in the Fund, investors should assess the risks associated with the Underlying ETFs and the types of investments made, or tracked, by the Underlying ETFs. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will depend on its allocations to the Underlying ETFs.

Equity Risk – Investments in common stocks are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or

Notes to Financial Statements (continued)

negatively) the value of foreign investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Preferred Stocks Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed Income Securities Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise, and vice versa. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate risk is generally greater for lower-rated securities and securities with longer maturities or durations.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any

January 31, 2020

such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

High Yield Securities Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds, and a lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

U.S. Government Securities Risk – Investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Sovereign Debt Securities Risk – The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Municipal Securities Risk – Municipal securities are susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes. Mortgage-Backed Securities Risk – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. Prepaid amounts may have to be reinvested at lower interest rates.

Mortgage-Backed Securities Risk – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. Prepaid amounts may have to be reinvested at lower interest rates.

Asset-Backed Securities Risk – Asset-backed securities are subject to risks similar to those associated with mortgage backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because certain asset-backed securities do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral

Notes to Financial Statements (concluded)

may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

Commodities Risk – The prices of physical commodities (such as energy, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation.

MLPs Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed 36 to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Derivatives Risk – Derivatives are often more volatile than other investments and may magnify gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives purchased or sold. The lack of a liquid secondary market for a derivative may prevent the closing of derivative positions and could adversely impact the ability to realize profits or limit losses. Because derivative instruments may be purchased for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss. Derivatives are often more volatile than other investments and more can be lost from a derivative than the amount originally invested in it.

Micro-Capitalization Company Risk (Microcap Fund) – The micro-capitalization companies that the Fund invests in may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- or small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market. Investing in micro-capitalization companies requires a longer term investment view and may not be appropriate for all investors. The Fund is also subject to the risk that the Fund’s particular investment style, which focuses on micro-capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Call Risk – During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk – The possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest

January 31, 2020

fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

10.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosure and delay the adoption of additional disclosure until the effective date.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Call-able Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The implications of the ASU have been determined to be immaterial to the Mississippi Tax-Free Income Fund. For the Louisiana Tax-Free Income Fund, the amounts were reflected on the Statement of Operations as follows:

	Income	Net realized gain (loss) from security transactions
Louisiana Tax-Free Income Fund	$(19,906)	$19,906

12.	Subsequent Events:

Subsequent to year-end, COVID-19 has impacted the US and global markets, and as a result the continuing economic impact is currently unknown. Please refer to the “Concentration of Risk” in Note 9 for additional information.

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of January 31, 2020.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Quantitative Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Quantitative Long/Short Fund (collectively referred to as the “Funds”) (nine of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of January 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the series constituting The Advisors’ Inner Circle Fund II) at January 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statement of operations	Statements of changes in net assets	Financial highlights

Hancock Horizon Burkenroad Small Cap Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the five years in the period ended January 31, 2020

Hancock Horizon Diversified Income Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the five years in the period ended January 31, 2020

Hancock Horizon Diversified International Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the five years in the period ended January 31, 2020

Hancock Horizon Louisiana Tax-Free Income Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the five years in the period ended January 31, 2020

Report of Independent Registered Public Accounting Firm	January 31, 2020

Individual fund constituting The Advisors’ Inner Circle Fund II	Statement of operations	Statements of changes in net assets	Financial highlights

Hancock Horizon Mississippi Tax-Free Income Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the five years in the period ended January 31, 2020

Hancock Horizon Quantitative Long/Short Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the five years in the period ended January 31, 2020

Hancock Horizon Dynamic Asset Allocation Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the four years in the period ended January 31, 2020 and the period from May 29, 2015 (commencement of operations) through January 31, 2016

Hancock Horizon International Small Cap Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the four years in the period ended January 31, 2020 and the period from May 29, 2015 (commencement of operations) through January 31, 2016

Hancock Horizon Microcap Fund	For the year ended January 31, 2020	For each of the two years in the period ended January 31, 2020	For each of the four years in the period ended January 31, 2020 and the period from May 29, 2015 (commencement of operations) through January 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (concluded)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hancock Horizon investment companies since 2005.

Philadelphia, Pennsylvania

March 31, 2020

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Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

INTERESTED TRUSTEES

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees(1) (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

N. JEFFERY KLAUDER (Born: 1952)	Trustee(1) (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

INDEPENDENT TRUSTEES

JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager-Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

(1)

Trustees who are deemed to be “interested persons” (as the term is defined in the 1940 Act) of the Trust are referred to as “Interested Trustees”. Messrs. Nesher and Klauder are deemed Interested Trustees by virtue of their affiliation with the Distributor and/or its affiliates.

January 31, 2020

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-990-2434. The following chart lists Trustees and Officers as of January 31, 2020.

Other Directorships Held by Board Member

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

INDEPENDENT TRUSTEES (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

TRACIE E. AHERN (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments, since 2004.

JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

January 31, 2020

Other Directorships Held by Board Members

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund.

Current Directorships: The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of the SEI Alpha Strategy Portfolio, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

None.

None.

None.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (concluded)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS (continued)

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (Since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

January 31, 2020

Other Directorships Held by Officer

None.

None.

None.

None.

None.

None.

None.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2019 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2019, each Fund is designating long-term capital gains, tax-exempt interest, ordinary income and return of capital with regard to distributions paid during the year as follows:

Fund	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)	Foreign Tax Credit (6)	Qualified Business Income (7)

Burkenroad Small Cap Fund	95.52%	4.48%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Diversified Income Fund	0.00%	100.00%	0.00%	100.00%	28.29%	29.57%	0.00%	44.78%	0.00%	0.00%	6.32%

Diversified International Fund	0.00%	100.00%	0.00%	100.00%	2.41%	100.00%	0.00%	0.00%	0.00%	15.64%	0.00%

Dynamic Asset Allocation Fund	0.00%	100.00%	0.00%	100.00%	70.83%	71.43%	0.00%	0.00%	0.00%	0.00%	0.00%

International Small Cap Fund	44.70%	55.30%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	12.00%	0.00%

Louisiana Tax-Free Income Fund	0.00%	3.12%	96.88%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Microcap Fund	93.30%	6.70%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%

Mississippi Tax-Free Income Fund	0.00%	1.59%	98.41%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Quantitative Long/Short Fund	91.82%	8.18%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%

U.S. Small Cap Fund*	99.09%	0.91%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

*	U.S. Small Cap Fund liquidated on November 25, 2019.

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

January 31, 2020

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the tax year ended April 30, 2019. The Funds intend to pass through a Foreign Tax Credit to shareholders for the tax year ended April 30, 2019. The total amount of foreign source income is $3,097,990 and $410,869 for Diversified International Fund and International Small Cap Fund, respectively. The total amount of foreign tax paid is $484,693 and $66,593 for Diversified International Fund and International Small Cap Fund, respectively. Your allocable share of the foreign tax credit is reported on form 1099-DIV.

(7)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

HHF-AR-001-1200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each of whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds (2020 and 2019) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$274,235	N/A	N/A	$299,605	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) were as follows:

	2020	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 9, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, & CFO

Date: April 9, 2020